UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under 240.14a-12

CARDLYTICS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 3, 2025

Dear Stockholder:

You are cordially invited to attend this year's Annual Meeting of Stockholders of Cardlytics on May 20, 2025, at 2:00 p.m. Eastern Time.

We are pleased to take advantage of the Securities and Exchange Commission rule that allows companies to furnish proxy materials primarily over the Internet. On or about April 3, 2025, we will mail to our stockholders a Notice Regarding the Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials, including our Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2024 (the "2024 Annual Report"), over the Internet. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how you can receive a paper copy of the proxy materials by mail. If you elect to receive your Annual Meeting materials by mail, the Notice of Annual Meeting of Stockholders, Proxy Statement, 2024 Annual Report and proxy card will be enclosed. If you receive your proxy materials via email, the email will contain voting instructions and links to the Annual Report and Proxy Statement on the Internet, both of which are available at www.proxyvote.com.

Details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Whether or not you plan to attend the meeting, your vote is very important, and we encourage you to vote promptly. You may vote by either marking, signing and returning a proxy card or using telephone or Internet voting. For specific instructions on voting, please refer to the instructions on your proxy card.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Amit Gupta
Chief Executive Officer

CARDLYTICS, INC.
675 Ponce de Leon Ave. NE, Suite 4100
Atlanta, Georgia 30308
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 20, 2025
Dear Stockholder:
The Annual Meeting of Stockholders (the "Annual Meeting") of Cardlytics, Inc. (the "Company") will be held at the offices of the Company at 675 Ponce de Leon Ave. NE, Suite 4100, Atlanta, GA 30308, on Tuesday, May 20, 2025 at 2:00 p.m. Eastern Time for the following purposes:
1.To elect the Board of Directors' three nominees for Class I director, Jon Francis, Scott Hill and Alex Mishurov, each to hold office until the 2028 Annual Meeting of Stockholders.
2.To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm, or auditors, for the fiscal year ending December 31, 2025.
3.To approve the Company's 2025 Equity Incentive Plan in the form attached as Appendix B to the Proxy Statement.
4.To approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in the Proxy Statement.
5.To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice. All stockholders are invited to attend the meeting in person. The record date for the Annual Meeting is March 26, 2025. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any adjournment thereof.
By Order of the Board of Directors,

Nick Lynton
Secretary

Atlanta, Georgia
April 3, 2025

We are primarily providing access to our proxy materials over the Internet pursuant to the Securities and Exchange Commission's notice and access rules. On or about April 3, 2025, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials that will indicate how to access our 2025 Proxy Statement and 2024 Annual Report on the Internet and will include instructions on how you can receive a paper copy of the annual meeting materials, including the notice of annual meeting, proxy statement and proxy card.

Whether or not you expect to attend the meeting in person, please submit voting instructions for your shares promptly using the directions on your Notice or, if you elected to receive printed proxy materials by mail, your proxy card to vote by one of the following methods: 1) over the Internet at www.proxyvote.com, 2) by telephone by calling the toll-free number 1-800-690-6903, or 3) if you elected to receive printed proxy materials by mail, by marking, dating and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

CARDLYTICS, INC.
PROXY STATEMENT

PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 20, 2025
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the "Notice") because the Board of Directors of Cardlytics, Inc. ("we," "our," "us," the "Company" or "Cardlytics") is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on or about April 3, 2025 to all stockholders of record entitled to vote at the Annual Meeting.
How do I attend the Annual Meeting?
The meeting will be held on Tuesday, May 20, 2025 at 2:00 p.m. Eastern Time at the offices of the Company at 675 Ponce de Leon Ave. NE, Suite 4100, Atlanta, GA 30308. Information on how to vote in person at the Annual Meeting is discussed below.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on March 26, 2025 will be entitled to vote at the Annual Meeting. On this record date, there were 52,174,481 shares of common stock outstanding and entitled to vote. For the ten days ending the day prior to the Annual Meeting, a list of stockholders of record will be available for inspection by any stockholder of record for any legally valid purpose at our corporate headquarters during regular business hours.
Stockholder of Record: Shares Registered in Your Name
If on March 26, 2025 your shares were registered directly in your name with Cardlytics' transfer agent, Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC), then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on March 26, 2025 your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are four matters scheduled for a vote:
•Proposal No. 1 - Election of the Board of Directors' three nominees for Class I director, Jon Francis, Scott Hill and Alex Mishurov, each to hold office until the 2028 Annual Meeting of Stockholders;
•Proposal No. 2 - Ratification of selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025;
•Proposal No. 3 - Approval of the Cardlytics, Inc. 2025 Equity Incentive Plan; and
•Proposal No. 4 - Approval, on an advisory basis, of the compensation of our Named Executive Officers.

What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
For Proposal No. 1, you may either vote "For All" the nominees to the Board of Directors, you may "Withhold All" of your votes for the nominees, or you may vote "For All Except" any nominee(s) you specify. For Proposals No. 2, No. 3 and No. 4, you may vote "For," "Against" or "Abstain" from voting.
The procedures for voting are:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy in one of three ways: online, by telephone or using a proxy card that you may request. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.
•To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive.
•To vote online, go to www.proxyvote.com. You will be asked to provide the Company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on May 19, 2025 to be counted.
•To vote over the telephone, dial toll-free 1-800-690-6903. You will be asked to provide the Company number and control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time on May 19, 2025 to be counted.
•To vote by mail if you requested printed proxy materials, you can vote by promptly completing and returning your signed proxy card in the envelope provided. You should mail your signed proxy card sufficiently in advance for it to be received by May 19, 2025.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from us. Please follow the voting instructions in the notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with the proxy materials or contact your broker or bank to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of March 26, 2025.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or in person at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether, pursuant to applicable stock exchange rules, the particular proposal is deemed to be a "routine" matter. Brokers and nominees can use their discretion to vote "uninstructed" shares with respect to "routine" matters, but not with respect to "non-routine" matters. Under applicable rules and interpretations, "non-routine" matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any stockholder advisory votes on Named Executive Officer compensation and on the frequency of future stockholder advisory votes on Named Executive Officer compensation) and certain corporate governance proposals, even if management-supported. Accordingly, in the absence of your instruction, your broker or nominee may not vote your shares on Proposals No. 1, No. 3 and No. 4, but may vote your shares on Proposal No. 2.

What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, "For" the election of each of the three nominees for director, "For" the ratification of Deloitte & Touche LLP as independent auditors for the year ending December 31, 2025, "For" the approval of the 2025 Equity Incentive Plan and "For" the advisory approval of the compensation of our Named Executive Officers. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on all the Notices to ensure that all your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to Cardlytics' Corporate Secretary at 675 Ponce de Leon Ave. NE, Suite 4100, Atlanta, GA 30308.
•You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that will be counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank to revoke your proxy.
When are stockholder proposals and director nominations due for the 2026 Annual Meeting of Stockholders?
To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by December 4, 2025 to our Corporate Secretary at 675 Ponce de Leon Ave. NE, Suite 4100, Atlanta, GA 30308. If you wish to nominate an individual for election or bring business other than through a stockholder proposal before the 2026 Annual Meeting of Stockholders, you must deliver your notice to our Corporate Secretary at the address above between January 20, 2026 and February 19, 2026. Your notice to the Corporate Secretary must set forth information specified in our bylaws, including your name and address and the class and number of shares of our stock that you beneficially own. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Exchange Act Rule 14a-19(b).

If you propose to bring business before an Annual Meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: (1) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting that business at the Annual Meeting, and (2) any material interest you have in that business. If you propose to nominate an individual for election as a director, your notice must also include, as to each person you propose to nominate for election as a director, the following: (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class and number of shares of our stock that are owned of record and beneficially by the person, (4) the date or dates on which the shares were acquired and the investment intent of the acquisition, (5) a statement whether the person, if elected, intends to tender, promptly following the person's failure to receive the required vote for election or re-election at the next meeting at which the person would face election or re-election, an irrevocable resignation effective upon acceptance of the resignation by the Board of Directors, and (6) any other information concerning the person as would be required to be disclosed in a proxy statement soliciting proxies for the election of that person as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the rules and regulations promulgated under the Exchange Act, including the person’s written consent to being named as a nominee and to serving as a director if elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack of independence, of the proposed nominee.
For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.4 to our Registration Statement on Form S-1, filed with the SEC on January 12, 2018.
What are "broker non-votes"?
As discussed above, when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be "non-routine," the broker or nominee cannot vote the shares. These unvoted shares are counted as "broker non-votes."
How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non- Votes
1	Election of Directors	Three nominees receiving the most "For" votes.	Not applicable	No effect
2	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025	"For" votes from holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	Against	Brokers have discretion to vote (1)
3	Approval of the Cardlytics, Inc. 2025 Equity Incentive Plan	"For" votes from the majority of the votes cast on this proposal.	No effect	No effect
4	Advisory vote to approve the compensation of our Named Executive Officers	"For" votes from holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.	Against	No effect
(1)This proposal is considered a "routine" matter. Accordingly, if you hold your shares in "street name" and do not provide voting instructions to the broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under New York Stock Exchange rules to vote your shares on this proposal. We do not expect there to be broker-non votes on this matter.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum is present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting in person or represented by proxy. On the record date, there were 52,174,481 shares outstanding and entitled to vote. Thus, the holders of 26,087,241 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 -
ELECTION OF DIRECTORS
Our Board of Directors is divided into three classes and currently has eight members. Each class consists, as closely as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director's successor is duly elected and qualified.
There are three directors in the class whose term of office expires in 2025: Jon Francis, Scott Hill and Alex Mishurov. Our Board of Directors has nominated Jon Francis, Scott Hill and Alex Mishurov to serve as Class I directors. Mr. Francis was appointed as a director by the Board on January 1, 2024. Mr. Hill was appointed as a director by the Board on September 5, 2023. Mr. Mishurov was appointed as a director by the Board on September 19, 2023. Mr. Francis and Mr. Hill were identified as potential director nominees by an independent member of our Board of Directors. Mr. Mishurov was identified as a potential director by one of our stockholders. If elected at the Annual Meeting, each nominee will serve until the 2028 Annual Meeting and until the director's successor has been duly elected and qualified, or, if sooner, until the director's death, resignation or removal. It is the Company's policy to invite and encourage directors and nominees for director to attend the Annual Meeting. During our 2024 Annual Meeting of Stockholders six of our directors who served at the time attended that meeting.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of "For" votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any of the nominees becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee that we propose. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any of the nominees will be unable to serve.
The Nominating and Corporate Governance Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company's business. To that end, the Nominating and Corporate Governance Committee identifies and evaluates nominees in the broader context of the Board of Directors' overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board of Directors. The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experiences, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to believe that such nominee should continue to serve on the Board of Directors. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board of Directors, and these views may differ from the views of other members.

Class I Director Nominees for Election for a Three-Year Term Expiring at the 2028 Annual Meeting
The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that each person as a nominee for director, as of the date of this Proxy Statement.

Jon Francis has served as a member of our Board of Directors since January 2024. Mr. Francis has served as the Chief Data and Analytics Officer of General Motors Company since July 2022. Prior to his time at General Motors, Mr. Francis served as the Head of Global Analytics and Decision Sciences at PayPal Holdings, Inc. from November 2021 to July 2022. Prior to his time at PayPal, Mr. Francis held various positions of authority, including Chief Digital and Analytics Officer, at Starbucks Corporation from 2015 to October 2021. Mr. Francis earned a B.B.A. in Math and Statistics from St. Olaf College and an M.S. in Statistics from Oregon State University. Our Board of Directors believes that Mr. Francis's management expertise and experience in the data analytics industry qualify him to serve on our Board of Directors.

Jon Francis Director, age 53

Scott Hill has served as a member of our Board of Directors since September 2023. Mr. Hill has served on the board of directors of CS Disco, Inc. since June 2021 and was appointed to chairman of the board of directors of CS Disco in May 2024. Mr. Hill also served as Chief Executive Officer of CS Disco on an interim basis from September 2023 to May 2024. Prior to CS Disco, Mr. Hill served as the Chief Financial Officer of Intercontinental Exchange, Inc. ("ICE") from 2007 to May 2021. Prior to ICE, Mr. Hill served as an international finance executive for International Business Machines Corporation from 1991 to 2007. Mr. Hill served on the board of directors of VVC Corporation from August 2017 to November 2023. Mr. Hill earned his B.B.A. in finance from the University of Texas at Austin and his M.B.A. from the Stern School of Business at New York University. Our Board of Directors believes that Mr. Hill's financial expertise qualifies him to serve on our Board of Directors.

Scott Hill Director, age 57

Alex Mishurov has served as a member of our Board of Directors since September 2023. Mr. Mishurov is the founder and has served as Chief Executive Officer and Chief Investment Officer of KPS Global Asset Management, a global alternative investment firm focused on public and private investments in robotics, technology and e-commerce since 2017. Prior to founding KPS, Mr. Mishurov was a partner and a portfolio manager of Tremblant Capital Group from 2004 to 2017. Previously, he was a private equity analyst at The Blackstone Group. Mr. Mishurov holds a B.S. from the University of Colorado Boulder and an M.B.A. degree from Harvard Business School. Our Board of Directors believes that Mr. Mishurov's financial expertise qualifies him to serve on our Board of Directors.

Alex Mishurov Director, age 49

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" NOMINEES

Class II Directors Continuing in Office until the 2026 Annual Meeting

Amit Gupta was appointed as Chief Executive Officer in August 2024 and has served as a member of our Board of Directors since then. Prior to that he served as the Chief Operating Officer of Cardlytics and General Manager of Bridg from January 2023 to July 2024. Prior to Cardlytics, Mr. Gupta worked at Stripe from January 2021 to January 2023, where he was responsible for the strategy and operations work with banks, networks, and payment methods on a global scale. Before Stripe, Mr. Gupta worked at Google in Geo, home to Google's location-related products, from 2018 to December 2021. As part of the Geo executive leadership team, he was responsible for product and engineering execution and strategy for Google Maps, Local Search, Food, Maps Enterprise Platform and Google SMBs. Previously, Mr. Gupta founded and was the Chief Executive Officer of a series of startups from 2010 to 2017. He started his career at Booz Allen Hamilton, where he was a Partner in the Tech practice from 2000 to 2010. Mr. Gupta holds a B.S. in Electrical Engineering from The Ohio State University and an M.B.A. from the Stern School of Business at New York University. Our Board of Directors believes that Mr. Gupta’s business expertise and his daily insight into corporate matters as our Chief Executive Officer qualify him to serve on our Board of Directors.

Amit Gupta Chief Executive Officer and Director, age 53

Jack Klinck has served as a member of our Board of Directors since 2016. Mr. Klinck is currently a senior advisor with Boston Consulting Group and an active angel and seed stage investor in FinTech-oriented firms. From 2006 to 2015, Mr. Klinck was Executive Vice President and Head of Global Strategy and New Ventures at State Street Corporation, where he served on that firm’s management committee and ran several business lines including Alternative Investment Solutions, Credit Services, Global Exchange and Corporate Strategy. Before joining State Street, Mr. Klinck was Vice Chairman and President of the Investment Manager Solutions Group at Mellon Financial Corporation. Mr. Klinck holds a B.A. from Middlebury College and an M.B.A. from the Fuqua School of Business at Duke University. Our Board of Directors believes that Mr. Klinck's management expertise and experience in the financial services industry qualify him to serve on our Board of Directors.

Jack Klinck Director, age 61

Srishti Gupta has served as a member of our Board of Directors since October 2024. Ms. Gupta is currently Chief Product Officer at Integral Ad Science, a position she has held since September 2024. Prior to Integral Ad Science, Ms. Gupta served as the Chief Product Officer at Rokt from June 2023 to September 2024 and a Director of Ads Measurement for Amazon from 2017 to June 2023. Prior to those roles, Ms. Gupta spent seven years at Information Resources Inc. ("IRI"), now Circana, including serving as the President and General Manager for IRI's media Solutions from 2014 to 2017. Earlier in her career, she held senior roles at Mediacom and AOL. Srishti earned her B.A. in Economics from the University of Delhi in New Delhi, India and her M.B.A. from the Indian Institute of Management in Bangalore, India. Our Board of Directors believes that Ms. Gupta's management expertise and experience in product positioning in the market qualify her to serve on our Board of Directors.

Srishti Gupta Director, age 46

Class III Directors Continuing in Office until the 2027 Annual Meeting

Andre Fernandez has served as a member of our Board of Directors since January 2024. Mr. Fernandez served as the Chief Financial Officer of WeWork, Inc. from June 2022 to June 2023. Prior to WeWork, Mr. Fernandez served as Executive Vice President & Chief Financial Officer of the NCR Corporation from August 2018 to October 2020, and as President & Chief Executive Officer of CBS Radio Inc. from 2015 to 2017. Previously, Mr. Fernandez spent seven years at Journal Communications Inc., a publicly traded, diversified media company, from 2008 to 2015 serving in various roles including President, Chief Operating Officer and Chief Financial Officer. Prior to Journal, Mr. Fernandez spent nearly 12 years at the General Electric Company in leadership positions of increasing responsibility across the company. Mr. Fernandez has served on the board of directors of 23andMe Inc. since October 2024, and previously served on the board of directors of FaZe Holdings Inc., an e-sports and youth media and entertainment company, from July 2022 until the sale of the company in March 2024. Mr. Fernandez earned an A.B. in Economics from Harvard College. Our Board of Directors believes that Mr. Fernandez's significant management and financial expertise qualify him to serve on our Board of Directors.

Andre Fernandez Director, age 56

Liane Hornsey has served as a member of our Board of Directors since April 2024. Until November 2024, Ms. Hornsey served as advisor to the Chief Executive Officer at Palo Alto Networks and prior to that served as Chief People Officer since 2018. Ms. Hornsey previously served as Chief People Officer at Uber from 2017 to 2018. Prior to that, she served as Chief Administrative Officer and Operating Partner at SoftBank Group International from 2015 to 2016. For nearly ten years before joining SoftBank, Ms. Hornsey led People Operations for Google's Global Business and became Google's first female vice president in human resources. Ms. Hornsey has held many and varied senior leadership roles and is widely recognized as a preeminent practitioner in people operations, and organization and leadership development. Ms. Hornsey graduated with a B.A. in English Literature from Newcastle University in the U.K. Our Board of Directors believes that Ms. Hornsey's management and compensation expertise qualify her to serve on our Board of Directors.

Liane Hornsey Director, age 66

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
Our Board of Directors has undertaken a review of the independence of the directors and considered whether any director has or had a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning such director's background, employment and affiliations, including family relationships, our Board of Directors determined that Messrs. Fernandez, Francis, Klinck, Hill and Mishurov and Mses. Hornsey and Gupta, representing seven of our eight directors, are "independent directors" as defined under current rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market ("Nasdaq"). In addition, our Board of Directors determined that Jessica Jensen and Aimée Lapic, each of whom served on the Board during 2024 but are no longer on the Board, were "independent" during the period they served on the Board. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has or had with our company and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence. Mr. Gupta is not independent by virtue of his employment as our Chief Executive Officer. In addition, Karim Temsamani, our former Chief Executive Officer and a member of our board of directors during 2024, was not independent by virtue of his former employment as our Chief Executive Officer.

Board Leadership Structure
Mr. Klinck serves as our Board Chair. We believe having Mr. Klinck as an independent Board Chair creates an environment that is conducive to objective evaluation and oversight of management's performance, that increases management accountability and that improves the ability of our Board of Directors to monitor whether management's actions are in the best interests of the Company and our stockholders. The position of Board Chair is empowered to preside over any portions of meetings of the Board of Directors at which an assessment of the performance of the Board of Directors is presented or discussed; coordinate consideration of, and represent the Board of Directors with respect to, any particular issues identified by the Board of Directors; coordinate activities of other independent directors, as necessary; establish, after consultation with senior management, the agenda for regular and special Board of Directors meetings; establish the agenda for the meetings of the independent directors; and, as appropriate or upon request, act as a liaison to stockholders. As a result, we believe that the Board Chair helps ensure the effective independent functioning of the Board of Directors in its oversight responsibilities.
Role of the Board of Directors in Risk Oversight
One of the Board of Directors' key functions is informed oversight of the Company's risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole with the assistance of the Audit Committee, as well as through various standing committees that address risks inherent in their respective areas of oversight, including operational, financial, cybersecurity, legal, regulatory, strategic and reputational risks. Our Board of Directors is responsible for monitoring and assessing our strategic risk exposure, including a determining the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including by issuing guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements and oversees the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation programs, policies or practices has the potential to encourage excessive risk-taking. Our committee chairs are responsible for reporting material risk exposures to the Board of Directors as quickly as possible. The Board of Directors has delegated to the Board Chair the responsibility of coordinating between the Board of Directors and management regarding determining and responding to any problematic risk management issues.
Internal Audit and External Party Assessments
Cardlytics management periodically reviews and updates our risk and controls matrix. The risk and compliance team periodically meets with control owners to discuss any changes to procedures and processes and determine if the controls in place sufficiently cover related risks.
The internal audit team performs an assessment of internal control performance on a periodic basis to identify deficiencies in internal controls. Additionally, external parties are engaged to perform periodic assessments of internal controls.
Senior management and the Audit Committee review the results of the internal audit team's and external party's periodic assessments of internal control performance to determine corrective action, as appropriate.
Risk Assessment Process
We maintain a risk assessment and remediation policy, which applies to all systems and data on networks owned by or operated on behalf of Cardlytics. Our risk assessments evaluate services with specific project or business functionalities along with infrastructure, such as computer networks and office spaces.
Cardlytics also runs an enterprise risk management ("ERM") program to identify risks to the achievement of organizational objectives and analyzes these risks as part of determining how they should be managed. Enterprise risk assessments are performed at least three times a year as part of the ERM program and the results are discussed and reviewed with the Audit Committee.
All Cardlytics employees are responsible for the detection and prevention of fraud, misappropriations and other irregularities. Any irregularity detected or suspected must be reported immediately to the Chief Legal and Privacy Officer, who coordinates all investigations. A fraud risk assessment is performed annually to identify fraud risks to the organization. The results are discussed and reviewed with senior management.

Meetings of the Board of Directors
The Board of Directors met formally twelve times during the last fiscal year. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors, and of the committees on which he or she served held during the portion of the last fiscal year that the director served on our Board of Directors.
As required under applicable Nasdaq listing standards, during the last fiscal year, the Company's independent directors met twelve times in regularly scheduled executive sessions at which only independent directors were present. Mr. Klinck, currently our Board Chair, presided over the executive sessions.
Information Regarding Committees of the Board of Directors
The Board of Directors has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides meeting information for the year ended December 31, 2024 and current membership for each of the Board committees:

Name	Audit Committee		Compensation Committee		Nominating & Corporate Governance Committee
Amit Gupta
Andre Fernandez
Jon Francis
Srishti Gupta(2)
Scott Hill		(1)
Liane Hornsey				(1)
Jack Klinck						(1)
Alex Mishurov
Number of meetings in 2024	5		9		6
(1) Committee chair.
Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate, to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding "independence" and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee of the Board of Directors is currently composed of three directors: Messrs. Fernandez, Hill and Klinck, with Mr. Hill serving as chair. The Board of Directors has adopted a written Audit Committee charter that is available to stockholders on our website at www.cardlytics.com.
The Board of Directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent, as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards. The Board of Directors has also determined that Mr. Hill qualifies as an "audit committee financial expert," as defined in applicable SEC rules. In making this determination, the Board of Directors made a qualitative assessment of Mr. Hill's level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for public reporting companies.
The principal duties and responsibilities of our Audit Committee include:
•appointing and retaining an independent registered public accounting firm to serve as an independent auditor to audit our financial statements, overseeing the independent auditor’s work and determining the independent auditor's compensation;

•approving in advance all audit services and non-audit services to be provided to us by our independent auditor;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•reviewing and discussing with management and our independent auditor the results of the annual audit and the independent auditor's review of our quarterly financial statements;
•conferring with management and our independent auditor about the scope, adequacy and effectiveness of our internal accounting controls, the objectivity of our financial reporting and our accounting policies and practices; and
•reviewing and discussing enterprise risk matters related to the Company with management.
Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (the "PCAOB") and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants' communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm's independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
AUDIT COMMITTEE:
Scott Hill (chair)
Jack Klinck
Andre Fernandez
* The material in this report is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The Compensation Committee of the Board of Directors is currently composed of four directors: Messrs. Fernandez, Francis and Mishurov and Ms. Hornsey, with Ms. Hornsey serving as chair. All members of our Compensation Committee were and are independent, as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards. The Board of Directors has adopted a written Compensation Committee charter that is available to stockholders on our website at www.cardlytics.com.
The principal duties and responsibilities of our Compensation Committee include:
•determining and approving the compensation and other terms of employment of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of relevant corporate performance goals and objectives and setting our Chief Executive Officer's compensation, including incentive-based and equity-based compensation, based on that evaluation;
•setting the compensation of our other executive officers;
•exercising administrative authority under our stock plans and employee benefit plans;
•establishing policies and making recommendations to our Board of Directors regarding the compensation of our non-employee directors;
•reviewing and discussing with management the Compensation Discussion and Analysis that we may be required from time to time to include in SEC filings; and
•preparing a Compensation Committee report on executive compensation as may be required from time to time to be included in our annual proxy statements and annual reports on Form 10-K filed with the SEC.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, or in the past year has served, as a member of a Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee. None of the members of our Compensation Committee is an officer or employee of the Company, nor have they ever been an officer or employee of the Company.

Compensation Committee Processes and Procedures
The Compensation Committee typically meets once every quarter, and with greater frequency if necessary. The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with our Chief Executive Officer and Chief Legal and Privacy Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advise or to otherwise participate in Compensation Committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives.
The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. For example, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and non-employee director compensation, including the authority to approve the consultant's reasonable fees and other retention terms.
Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, independent legal counsel or other advisor to the Compensation Committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by the SEC and the applicable Nasdaq listing standards, that bear upon the advisor's independence. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising the Compensation Committee.
Since May 2024, the Compensation Committee has engaged Meridian Compensation Partners ("Meridian"), a national compensation consulting firm, as its independent compensation consultant. In that capacity, in 2024, Meridian assisted the Compensation Committee in:
•developing and updating a compensation peer group to gauge competitive market pay levels and practices;
•assessing executive compensation against public company norms;
•assisting with the design and development of public company market-based equity award grant guidelines;
•reviewing, refining and articulating a compensation philosophy and equity award grant strategy for our non-employee directors and executive officers;
•assisting in the design of short-term incentive compensation ("bonus") programs;
•assessing utilization and burn rates of Company equity;
•determining ranges for executive compensation and the mix of equity and cash compensation;
•developing company-wide public company market-based equity award grant guidelines; and
•assessing company-wide public company market-based compensation data.
Meridian provided market-based alternatives for consideration and, following an active dialogue with Meridian, the Compensation Committee has implemented many of the market-based programs presented by Meridian, the Compensation Committee independently assessed these alternatives and approved for implementation those alternatives consistent with the Company’s compensation philosophy and objectives.
Report of the Compensation Committee of the Board of Directors
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
COMPENSATION COMMITTEE:
Liane Hornsey (chair)
Andre Fernandez
Jon Francis
Alex Mishurov
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is composed of three directors: Ms. Gupta and Messrs. Klinck and Mishurov, with Mr. Klinck serving as chair. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Board of Directors has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company's website at www.cardlytics.com.
The Nominating and Corporate Governance Committee's responsibilities include:
•assessing the need for new directors and identifying individuals qualified to become directors;
•recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board of Directors' committees;
•assessing individual director and management performance, participation and qualifications;
•developing corporate governance principles;
•monitoring the effectiveness of the Board of Directors and the quality of the relationship between management and the Board of Directors; and
•overseeing periodic evaluations of the Board of Directors' performance.
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including having the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also considers factors such as possessing relevant expertise to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, providing a diverse perspective to business decisions, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company's stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders.
In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors' overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors' independence. The Nominating and Corporate Governance Committee also takes into account the results of the Board of Directors' self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the Nominating and Corporate Governance Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates' qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to our Nominating and Corporate Governance Committee in care of our Corporate Secretary at 675 Ponce de Leon Ave. NE, Suite 4100, Atlanta, GA 30308, at least 90 days, but not more than 120 days, prior to the anniversary date of the mailing of our proxy statement for the preceding year's Annual Meeting. Submissions must include: (1) the name and address of the Company stockholder on whose behalf the submission is made; (2) the number of Company shares that are owned as of record or beneficially by such stockholder as of the date of the submission; (3) the full name of the proposed candidate; (4) a description of the proposed candidate’s business experience for at least the previous five years; (5) complete biographical information for the proposed candidate; (6) a description of the proposed candidate’s qualifications as a director; and (7) such additional information as is required by our bylaws. Each submission must be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected.

Stockholder Communications with the Board of Directors
The Board of Directors has adopted a formal process by which stockholders may communicate with the Board of Directors or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to the Board of Directors or the director in care of our Corporate Secretary at 675 Ponce de Leon Ave. NE, Suite 4100, Atlanta, GA 30308. Written communications may be submitted anonymously or confidentially and may, at the discretion of the person submitting the communication, indicate whether the person is a stockholder or other interested party. Alternatively, stockholders may submit communications to the Board of Directors through the investor page of our website at www.cardlytics.com.
Each communication will be reviewed by the Company's Corporate Secretary to determine whether it is appropriate for presentation to the Board of Directors. Examples of inappropriate communications include product complaints, product inquiries, new product suggestions, resumes or job inquiries, surveys, solicitations, advertisements or hostile communications.
Communications determined by the Corporate Secretary to be appropriate for presentation to the Board of Directors or such director will be submitted to the Board of Directors or such director on a periodic basis. Communications determined by the Corporate Secretary to be inappropriate for presentation will still be made available to any non-management director upon such director's request.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the "Code of Conduct") applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website at www.cardlytics.com. The Nominating and Corporate Governance Committee of our Board of Directors is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers or directors. If we make any substantive amendments to the Code of Conduct or we grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Business Ethics and Anti-Corruption
Cardlytics maintains an Employee Handbook, the contents of which demonstrate the Company's commitment to integrity and ethical values. Upon hire and annually thereafter, employees are required to sign their acknowledgment of the Employee Handbook, which includes expected behaviors, confidentiality practices and procedures related to employee misconduct. Cardlytics requires all employees to take business ethics training upon hire and annually thereafter.
Cardlytics also maintains an Anti-Corruption Policy for the purpose of ensuring compliance with the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.S. Travel Act, the U.S. Domestic Bribery Statute, the UK Bribery Act and all other anti-corruption laws and regulations applicable to the Company's business anywhere in the world. We expect our agents, consultants, representatives, lobbyists, suppliers, vendors, resellers, distributors, customs or other brokers, contractors, advisors and other business partners to comply with the principles contained in the Anti-Corruption Policy. Cardlytics requires all employees to take anti-corruption training upon hire and annually thereafter.
An ethics hotline is available for employees and external users to confidentially report possible violations of the Code of Conduct, applicable ethics policies or practices, or applicable laws or regulations. Reported violations are reviewed by the Chief Legal and Privacy Officer in a timely manner.
Corporate Governance Guidelines
The Board of Directors has adopted Corporate Governance Guidelines, which became effective in February 2018 in connection with the Company's initial public offering, to ensure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board of Directors intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning and board committees and compensation. The Nominating and Corporate Governance Committee regularly reviews the Corporate Governance Guidelines, seeks advice and recommendations from outside advisors and considers corporate governance trends and best practices in our industry.

PROPOSAL NO. 2 -
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed management to submit this selection for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company's financial statements since 2012. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company's bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee of the Board of Directors may, in its discretion, direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2023 and 2024 by Deloitte & Touche LLP, the Company's principal accountant (in thousands):

	Year Ended December 31,
	2024	2023
Audit fees(1)	$2,105	$2,536
Tax fees(2)	307	333
Total fees	$2,412	$2,869
(1)Audit fees consist of the fees for professional services rendered for the audit of our annual financial statements and review of our quarterly financial statements, and services normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2)Tax fees consist of the fees for professional services rendered in connection with tax compliance, advice and planning services.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and permissible non-audit services to be performed by the independent accountants (subject to a de minimis exception). These services may include audit services, audit-related services, tax services and other non-audit services. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC's rules on auditor independence. In accordance with its pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by our independent auditor. If there are any additional services to be provided, a request for pre-approval must be submitted to the Audit Committee for its consideration under the pre-approval policy. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to the chair of the Audit Committee. The chair of the Audit Committee must report any pre-approval decisions to the Audit Committee at its next meeting.
All of the services of Deloitte & Touche LLP for 2024 and 2023 described above were pre-approved in accordance with the pre-approval policy adopted by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2

PROPOSAL NO. 3 -
APPROVAL OF THE EQUITY INCENTIVE PLAN PROPOSAL
Background
On February 12, 2025, our Board of Directors approved the Cardlytics, Inc. 2025 Equity Incentive Plan (the “2025 Plan”), subject to stockholder approval. Currently, we maintain the Cardlytics, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) to grant stock options, restricted stock unit awards and other stock awards to our employees, consultants and directors. Our Board of Directors adopted, and our stockholders approved, the 2018 Plan in January 2018. Approval of the 2025 Plan by our stockholders will allow us to grant stock options, restricted stock unit awards and other awards and cash-based performance bonus awards at levels determined appropriate by our Board of Directors and Compensation Committee. The 2025 Plan allows us to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards. Our Board of Directors believes that the 2025 Plan is an integral part of our long-term compensation philosophy and that the 2025 Plan is necessary to continue providing the appropriate levels and types of equity compensation. If the 2025 Plan is approved by our stockholders, no further awards will be granted under the 2018 Plan following such approval. However, any awards outstanding under the 2018 Plan will continue to be governed by their existing terms.
Requested Shares
Subject to adjustment for certain changes in our capitalization, if this Proposal 3 is approved by our stockholders, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2025 Plan will not exceed 15,722,908 shares (based on shares available as of March 26, 2025), which is the sum of (i) 10,000,000 new shares plus (ii) the number of shares reserved, and remaining available for issuance, under our 2018 Plan at the time the 2025 Plan becomes effective and (iii) the number of shares subject to stock options or other stock awards granted under our 2008 Stock Plan or 2018 Plan that would have otherwise returned to our 2018 Plan (such as upon the expiration or termination of a stock award prior to vesting), as such shares become available from time to time. If a stock award granted under the 2025 Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of our common stock not acquired pursuant to the stock award again will become available for subsequent issuance under the 2025 Plan. In addition, the following types of shares under the 2025 Plan may become available for the grant of new stock awards under the 2025 Plan: (1) shares that are forfeited to or repurchased by us prior to becoming fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise or purchase price of a stock award. Shares issued under the 2025 Plan may be previously unissued shares or reacquired shares bought by us on the open market.
Why We Believe It Is Important to Vote to Approve the 2025 Plan
Equity Awards Are an Important Part of Our Compensation Philosophy
Our Board of Directors believes that our future success depends, in large part, on our ability to maintain a competitive position in retaining and motivating our employees, and that the issuance of equity awards is a key element in accomplishing these goals. The 2025 Plan will allow us to continue to provide performance-based and time-based incentives to our eligible service providers. The Board of Directors believes that the 2025 Plan will enable us to give multi-year, market-competitive equity awards to our broad-based employees, which we believe will ensure retention and motivation of our employees, and thus provide us with competitive strength in the market. The Board of Directors also believes that the 2025 Plan will allow the Company to continue its practice of having the majority of the equity it distributes in any given year to broad-based employees, and ensure continuity and drive for the employees adding crucial value to the Company and its stockholders. Therefore, the Board of Directors believes that the approval of the 2025 Plan is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal 3.
The Size of Our Share Reserve Request Is Reasonable
As of March 26, 2025, we had 487,115 shares available for grant under the 2018 Plan. If the 2025 Plan and the new share reserve of 10,000,000 shares is approved by our stockholders, we will have 10,487,115 shares available for grant immediately after the Annual Meeting (based on shares available as of March 26, 2025). If the 2025 Plan is not approved by our stockholders, the 2018 Plan will continue in effect, but we will be extremely limited in the grants that we will be able to make, which could place us in a disadvantageous position as compared with our competitors, resulting in reduced employee retention.
We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable
We continue to believe that equity awards are a vital part of our overall compensation program. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees. The tables below show our overhang and burn rate information.

Overhang
The following table provides certain additional information regarding our equity incentive program.

As of March 26, 2025 (Record Date)
Total number of shares subject to outstanding stock options(1)	49,700
Weighted-average exercise price of outstanding stock options	$21.68
Weighted-average remaining term of outstanding stock options	1.92

Total number of shares subject to outstanding restricted stock unit awards under 2018 Plan(2)	5,191,127
Total number of shares subject to outstanding restricted stock unit awards under 2022 Inducement Plan	1,132,250

Total number of shares available for grant under 2018 Plan	487,115
Total number of shares available for grant under 2022 Inducement Plan	2,537,049
Total number of shares outstanding	52,174,481

Per share closing price of common stock as reported on Nasdaq Capital Market	$2.03
(1)Includes (i) 44,666 shares subject to outstanding stock options granted under the 2008 Stock Plan, (ii) 3,294 shares subject to outstanding stock options granted under the Dosh Holdings, Inc. 2017 Incentive Plan and (iii) 1,740 shares subject to outstanding stock options granted under the Ecinity, Inc. (Bridg) 2012 Equity Incentive Plan.
(2)Includes both time-based restricted stock units and performance-based restricted stock units. The number of shares reflects the number performance share units outstanding assuming performance at the “target” performance level.
Burn Rate
The following table provides detailed information regarding the activity related to all of our equity incentive plans for the years ended December 31, 2024, 2023 and 2022.

	Year Ended December 31,
	2024	2023	2022
Total number of shares subject to stock options granted	—	—	—
Total number of shares subject to time-based restricted stock units granted	4,948,914	3,559,268	5,786,293
Total number of shares subject to performance-based restricted stock units earned	—	—	395,440
Weighted-average number of common shares outstanding	48,360,266	36,488,266	33,418,844
Gross Burn Rate(1)	10%	10%	18%
(1)Calculated as: shares subject to equity awards granted and, in the case of performance-based restricted stock units, earned, divided by weighted-average common shares outstanding for each fiscal year.
Key Plan Features
The 2025 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:
•Stockholder approval is required for additional shares. The 2025 Plan does not contain an annual “evergreen” provision. The 2025 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation programs.
•Repricing is not allowed without stockholder approval. The 2025 Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our shares in exchange for cash or other stock awards under the 2025 Plan without prior stockholder approval.
•No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2025 Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted (except in the case of awards granted in substitution of target company awards in connection with a corporate transaction).

•No liberal change in control definition. The definition of "Transaction" in the 2025 Plan is not a “liberal” definition. A change in control transaction must actually be consummated in order for the change in control provisions in the 2025 Plan to be triggered.
•Restrictions on dividends and dividend equivalents. The 2025 Plan provides that no dividends or dividend equivalents may be granted with respect to options or stock appreciation rights and that with respect to other awards, no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an equity award before the date such shares have vested.
•Limit on non-employee director compensation. The maximum number of shares of common stock subject to stock awards granted under the 2025 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by the Company to such non-employee director during such calendar year for service on the Board of Directors, will not exceed $750,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to the Board of Directors, $1,500,000.
•Awards subject to forfeiture/clawback. Awards granted under the 2025 Plan will be subject to recoupment in accordance with the Company’s clawback policy, which was put in place pursuant to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related Nasdaq listing standards.
•Administration by independent committee. The 2025 Plan will be administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq listing standards.
Description of the 2025 Plan
The material features of the 2025 Plan are described below. The following description of the 2025 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2025 Plan. Stockholders are urged to read the actual text of the 2025 Plan in its entirety, which is appended as Appendix B to this Proxy Statement, which may be accessed from the SEC’s website at www.sec.gov.
General. The 2025 Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), as amended, or, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, which are collectively referred to as stock awards. Additionally, the 2025 Plan provides for the grant of performance cash awards. Incentive stock options may be granted only to employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants.
Share Reserve. The aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2025 Plan will not exceed the sum of (i) 10,000,000 shares plus (ii) the number of shares reserved, and remaining available for issuance, under our 2018 Plan at the time the 2025 Plan becomes effective and (iii) the number of shares subject to stock options or other stock awards granted under our 2008 Stock Plan or 2018 Plan that would have otherwise returned to the 2025 Plan (such as upon the expiration or termination of a stock award prior to vesting), as such shares become available from time to time. The maximum number of shares that may be issued upon the exercise of incentive stock options under our 2018 Plan is 15,722,908 shares. If a stock award granted under the 2025 Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of our common stock not acquired pursuant to the stock award again will become available for subsequent issuance under the 2025 Plan. In addition, the following types of shares under the 2025 Plan may become available for the grant of new stock awards under the 2025 Plan: (1) shares that are forfeited to or repurchased by us prior to becoming fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise or purchase price of a stock award. Shares issued under the 2025 Plan may be previously unissued shares or reacquired shares bought by us on the open market.
Director Compensation Limit. The maximum number of shares of common stock subject to stock awards granted under the 2018 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to such non-employee director during such calendar year for service on our Board of Directors, will not exceed $750,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to our Board of Directors, $1,500,000.

Administration. Our Board of Directors, or a duly authorized committee thereof, has the authority to administer the 2025 Plan. Our Board of Directors may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, (2) determine the number of shares of common stock to be subject to such stock awards and (3) specify the other terms and conditions, including the strike price or purchase price and vesting schedule, applicable to such awards. Subject to the terms of the 2025 Plan, our Board of Directors or the authorized committee, referred to as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.
Amendments; No Repricing Without Stockholder Approval. The plan administrator has the authority to modify outstanding awards under our 2025 Plan. Neither the Board of Directors nor any committee will have the authority to: (1) reduce the exercise price (or strike price) of any outstanding option or stock appreciation right; (2) cancel any outstanding option or stock appreciation right and grant in substitution therefor: (A) a new option, stock appreciation right, restricted stock award, RSU award or other award, under the 2025 Plan or another equity plan of the Company, covering the same or a different number of shares of common stock, (B) cash and/or (C) other consideration; or (3) take any other action that is treated as a repricing under generally accepted accounting principles, unless the stockholders of the Company have approved such an action within the prior twelve (12) months.
Stock Options. Incentive and nonstatutory stock options shall be evidenced by stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2025 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2025 Plan vest at the rate specified by the plan administrator. The plan administrator determines the term of stock options granted under the 2025 Plan, up to a maximum of ten years. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. The option term will automatically be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an option holder’s service relationship with us or any of our affiliates ceases due to disability or death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the option holder, (4) a net exercise of the option if it is an nonqualified stock option and (5) other legal consideration approved by the plan administrator. Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An option holder may designate a beneficiary, however, who may exercise the option following the option holder’s death.
Tax Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of our common stock with respect to incentive stock options that are exercisable for the first time by an option holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will be treated as nonqualified stock options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the incentive stock option does not exceed five years from the date of grant.
Restricted Stock Awards. Restricted stock awards shall be evidenced by restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) services rendered to us or our affiliates or (3) any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule as determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards. Restricted stock unit awards shall be evidenced by restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration or for no consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Rights under a restricted stock units award may be transferred only upon such terms and conditions as set by the plan administrator. Restricted stock unit awards may be subject to vesting as determined by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.
Stock Appreciation Rights. Stock appreciation rights are evidenced by stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount in cash or stock equal to (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2025 Plan will vest at the rate specified in the stock appreciation right agreement as determined by the plan administrator. The plan administrator determines the term of stock appreciation rights granted under the 2025 Plan, up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term will be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term. Unless the plan administrator provides otherwise, stock appreciation rights generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. A stock appreciation right holder may designate a beneficiary, however, who may exercise the stock appreciation right following the holder’s death.
Performance Awards. The 2025 Plan permits the grant of performance-based stock and cash awards. The performance goals that may be selected include one or more of a list of performance goals, as set forth in the 2025 Plan. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as set forth in more detail in the 2025 Plan. In addition, we retain the discretion to adjust the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.
Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.
Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2025 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and number of shares that may be issued upon the exercise of incentive stock options and (4) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions. In the event of certain specified significant corporate transactions (as defined in the 2025 Plan), the plan administrator has the discretion to take any of the following actions with respect to stock awards:
•arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;
•arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;
•accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;
•arrange for the lapse of any reacquisition or repurchase right held by us;
•cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our Board of Directors may deem appropriate or for no consideration; or

•make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price or strike price otherwise payable in connection with the stock award.
Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.
Change in Control. The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us, that the stock award will be subject to additional acceleration of vesting and exercisability or settlement in the event of a change in control, as defined in the 2025 Plan.
Amendment and Termination. Our Board of Directors has the authority to amend, suspend, or terminate our 2025 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent and provided further that certain types of amendments will require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board of Directors adopts our 2025 Plan.
U.S. Federal Income Tax Consequences
The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change if those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2025 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.
Incentive Stock Options
The 2025 Plan provides for the grant of stock options that qualify as “incentive stock options,” ("ISOs") as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of ISOs (although, in certain circumstances, there may be an item of adjustment included for alternative minimum tax purposes). If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are generally allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder.
Restricted Stock Awards and Stock Payment Awards
Generally, the recipient of a restricted stock award (including a stock payment award) will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Stock Unit Awards
Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights
We may grant under the 2025 Plan stock appreciation rights separate from any other award or in tandem with other awards under the 2025 Plan. Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Performance Awards
Any of the awards above may be granted with performance vesting conditions, and the tax treatment will be as set forth above, but with the fulfillment of the performance conditions being the vesting event.
Deferred Stock Awards and Deferred Stock Unit Awards
The tax treatment for deferred stock awards and deferred stock unit awards will be as set forth above for restricted stock awards and restricted stock unit awards, except that the taxable event will occur upon the satisfaction the deferral condition (other than with respect to employment taxes, which may be due in the year of vesting).
Dividend Equivalent Awards
Dividend Equivalent Awards will vest only when the underlying award vests, and will be subject to tax at the same time as the underlying award.
Section 162(m)
Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m).
New Plan Benefits
We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the 2025 Plan. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the 2025 Plan, except as set forth below with respect to non-employee directors. As of February 28, 2025, we have approximately 425 employees, 35 consultants and seven non-employee directors who would be eligible to receive grants under the 2025 Plan. Awards granted under the 2025 Plan to our non-employee directors are not subject to set benefits or amounts under the terms of the 2025 Plan itself. However, our director compensation policy provides for certain equity award grants to our non-employee directors. On and after the date of the Annual Meeting, if this Proposal 3 is approved by our stockholders, any such equity award grants will be made under the 2025 Plan. For additional information regarding our current compensation program for non-employee directors, please see below in the section entitled “Non-Employee Director Compensation”.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3

EXECUTIVE OFFICERS
Executive Officers Who Are Not Directors
The following sets forth certain information with respect to our executive officers who are not directors:

Alexis DeSieno has served as the Chief Financial Officer of Cardlytics since August 2023. Prior to Cardlytics, Ms. DeSieno served as Senior Vice President at Clear Secure, Inc., where she worked from April 2020 to July 2023. Prior to this role, Ms. DeSieno served as Vice President and Senior Director for SoulCycle Inc.'s Strategic Finance and Analytics department from 2017 to April 2020. Prior to her time at SoulCycle Inc., Ms. DeSieno served as Director of Financial Planning and Analysis for The Estée Lauder Companies Inc. from 2014 to 2017. Prior to her time at The Estée Lauder Companies Inc., Ms. DeSieno served as an executive and associate in multiple companies and investment banks. Ms. DeSieno holds an M.B.A. from Columbia Business School and a B.S. in Brain and Cognitive Sciences from the Massachusetts Institute of Technology.

Alexis DeSieno Chief Financial Officer, age 41

Nick Lynton has served as the Chief Legal and Privacy Officer of Cardlytics since July 2022. Prior to assuming this role, he held several positions of increasing responsibility in the Cardlytics Legal Department from 2015 to July 2022, including serving as the Company's Assistant General Counsel. Prior to his time at Cardlytics, Mr. Lynton was an attorney at Alston & Bird LLP from 2010 to 2014. Mr. Lynton holds a B.A. in American Studies and English from Tulane University and a J.D. from Vanderbilt University Law School.

Nick Lynton Chief Legal and Privacy Officer, age 42

CORPORATE RESPONSIBILITY AND SUSTAINABILITY
Cardlytics is a leading advertising platform built on powerful analytics with strong partnerships with financial institutions ("FI partners") to help them attract potential customers and retain existing ones through our services. Our technology-driven solutions also enable marketers to find potential customers and grow business with existing customers by delivering advertising content to customers. It is critical to our mission to achieve and sustain business excellence by making the right decisions with integrity, corporate responsibility, and ethics to protect and enhance the interests of our stakeholders – our clients, their customers, and our valued employees.
Environmental, Social and Governance Approach
Our focus on corporate responsibility, sustainability, and enterprise risk management reflects a commitment to best serve our stakeholders. We believe that achieving and sustaining business excellence is intrinsically tied to leading by example through our corporate responsibility. This responsibility requires us to evaluate and monitor our environmental, social, and governance ("ESG") practices, which go hand in hand with generating value for our stockholders.
To support our efforts in this area, we have a sustainability working group, consisting of dedicated internal resources and external advisors, to address the ESG factors that are material to our business.

Governance Approach
Overview
Our Nominating and Corporate Governance Committee is charged with oversight of our environmental, social and governance policies and programs. This committee is responsible for reviewing potential ESG risks and opportunities relevant to the Company based on the views held by our stakeholders, and aspects of leading ESG frameworks including the EPA Center for Corporate Climate Leadership. In addition, the Board of Directors solicits direct stockholder feedback and values the input received through this outreach program. Organizational structures are in place to effectively identify, monitor, and manage ESG issues and performance relevant to our businesses. Our Board of Directors, its Committees, and our management act as role models by incorporating those considerations into decision-making in all business activities. Our governance practices are described in more detail in the section of this Proxy Statement entitled "Corporate Governance."
Data Privacy and Security
Risk management and strategy
We rely on information technology and data to operate our business and develop, market and deliver our products and services to our customers. A critical part of our strategy involves focusing on gathering data without collecting, maintaining or using sensitive personal data such as social security numbers, credit card numbers, financial account information or medical records. The Cardlytics platform is designed so that we do not receive or have access to any personal data from our FI partners. We only perform targeted marketing using data that has undergone processing such that it is only linked to anonymized identifiers.
We have implemented and maintain various information security risk assessment processes intended to identify cybersecurity threats, determine their likelihood of occurring, and assess potential material impact to our business. Based on our assessment, we implement and maintain risk management processes designed to protect the confidentiality, integrity and availability of our information assets and mitigate harm to our business.
Risks from cybersecurity threats are among those that we address in our general risk management program, where we conduct investigations and take actions as required to assess risks to the organization and take mitigating actions designed to reduce, eliminate or manage risks. Risk assessments are performed quarterly as part of this program and the results are discussed and reviewed with management.
We identify such threats by, among other things, monitoring the threat environment using manual and automated tools, subscribing to reports and services that identify cybersecurity threats, analyzing reports of threats and actors, conducting scans of the threat environment, evaluating threats reported to us, logging and monitoring our IT environment, conducting threat assessments for internal and external threats, conducting vulnerability assessments to identify vulnerabilities and conducting tabletop incident response exercises.
We rely on a multidisciplinary team (including from our information security function, management, and third-party service providers) to assess how cybersecurity threats could impact our business. We assess the likelihood that such threats could result in a material impact to our information assets, operations, ability to provide our goods and services, our core business functions, customer acquisition and retention, personnel, reputation and identified critical business objectives.
Based on our assessment process, we implement and maintain various technical, physical and organizational measures designed to manage and mitigate such risks and potential material impacts. We implement measures designed to prevent, detect, respond to, mitigate and recover from identified and significant cybersecurity threats. We prioritize our efforts based on the threats that are more likely to lead to a material impact to our business, such as ransomware, theft of IP and interruption of services. The risk management and reduction measures we implement, depending on the computing environment or system, may include the following: policies and procedures designed to address cybersecurity threats, including an incident response plan, vulnerability management policy, disaster recovery/business continuity plans and clear desk policies; threat detection and incident response; internal and/or external audits to assess our exposure to cybersecurity threats, environment, compliance with risk mitigation procedures, and effectiveness of relevant controls; documented risk assessments; implementation of security standards and certifications; credit and background checks on our personnel and contractors; encryption of data; network security controls; threat modeling; data segregation; physical and electronic access controls; physical security; asset management, tracking and disposal; continuous monitoring for potential intrusions; vendor risk management program; employee security training; penetration testing; cyber insurance; and a dedicated cybersecurity staff.
We work with third parties from time to time that assist us to identify, assess and manage cybersecurity risks, including professional services firms to conduct SOC 2, Type II assessments, incident response consultants, cybersecurity software providers, managed cybersecurity service providers, penetration testing firms and other vendors that help to identify, assess, or manage cybersecurity risks.

To operate our business, we utilize certain third-party service providers to perform a variety of functions, such as professional services, SaaS platforms, managed services, cloud-based infrastructure, encryption and authentication technology and other functions. Depending on the nature of the services provided, the sensitivity and quantity of information processed, and the identity of the service provider, our vendor management process may include reviewing the cybersecurity practices of such provider, contractually imposing obligations on the provider related to the services they provide or the information they process, conducting security assessments, requiring their completion of written questionnaires regarding their services and data handling practices and conducting periodic re-assessments during their engagement.
For a description of the risks from cybersecurity threats that may materially affect the Company and how they may do so, refer to our risk factors under Part 1. Item 1A. "Risk Factors" in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including "An actual or perceived breach of the security of our systems, or those of third parties with whom we work, could result in adverse consequences resulting from such breach, including but not limited to a disruption of our operations, reputational harm, loss of revenue or profits, loss of customers, regulatory investigations or actions, litigation, fines and penalties and other adverse consequences."
Governance
Every six months, management discusses cybersecurity risk and reviews our cybersecurity program. Management is also responsible for approving budgets, helping prepare for cybersecurity incidents, responding to cybersecurity incidents, approving cybersecurity policies and procedures, reviewing audit reports, and reporting to the board of directors regarding cybersecurity matters.
Management is involved with our efforts to prevent, detect, and mitigate cybersecurity incidents by overseeing and testing of incident response plans. Management participates in cybersecurity incident response efforts by being a member of the incident response team and helping direct our response to cybersecurity incidents.
Our Board of Directors oversees our risk management strategy with respect to cybersecurity risks and threats. The Board of Directors, through its Audit Committee, holds regular meetings quarterly to discuss issues including our cybersecurity threats, and has a dedicated agenda during such meetings that are designed to assist the audit committee to exercise its oversight function. The meetings involve presentations and reports from the Chief Information Security Officer and management, including updates on contemporary cybersecurity threats faced by us and steps we are taking to address them.
Environmental Approach
Carbon and Climate
Climate change is one of the world's greatest crises, and to address it, the public and private sectors need to act together. We recognize the risks that climate change poses to the broader economy, so we strive to minimize the impact of our operations on the environment. Our headquarters in Atlanta, GA is located in a LEED certified building.
Social Approach
Compensation
Our use of equity compensation ensures employees who receive equity operate as owners and is a strategic component of our total rewards strategy to retain, motivate and attract the best talent. Other important components of our compensation philosophy include competitive base salaries and bonus opportunities, comprehensive medical benefits, a positive work/life balance, flexible paid time off, health and wellness programs and learning and development opportunities. Each year, with the help of outside experts, we evaluate each aspect of our compensation and benefits to ensure they align with those of our peer group in the market.
Human Rights
Cardlytics is dedicated to protecting human rights, both in our own workforce and in our supply chain. We are a committed equal opportunity employer and abide by all fair labor practices. Our activities do not directly or indirectly violate human rights in any country.
Labor Safety
Cardlytics is dedicated to operating in a safe manner. We accomplish this by establishing general health and safety guidelines, respecting the health and well-being of our employees and providing a safe work environment that abides by applicable laws and regulations.
Supply Chain Standards
Cardlytics is dedicated to managing our suppliers in a responsible and sustainable manner, and we consider the ethical and sustainable practices of our supply chain in our decision-making processes.

Training & Development
A key component to our sustainability and success is talent development and learning. We are intentional in our efforts to provide all employees opportunities to grow, including manager development programming, which over 50 managers have completed since the launch in 2022. Additionally, we have introduced initiatives to give all employees access to learning content providers.
Our content library for all employees gives us access to over 100 business and soft skill courses, which we are using to build learning pathways to support career journeys. In the fourth quarter of 2024, we revitalized the management enablement program, which now focuses on bringing different topics and workshops to our managers each quarter. Our first workshop focused on managers effectively delivering feedback to their teams to establish a culture of feedback, which helped enable more productive career development conversations during our performance reviews that occurred in March 2025. These trainings are facilitated live in our New York, Atlanta, Menlo Park, and London offices. We also hold a remote session for managers that are not tied to an office location. The training is mandatory for all our people managers, which covers approximately 95 managers. Additionally, we aim to provide ongoing sessions throughout the year for either new managers who join the Company or employees who are promoted into a people manager role. Our educational assistance program is helping several employees gain master's degrees, professional certifications and professional development experiences. Our student loan reimbursement program helps employees pay down their loans.
Cardlytics' benefits package is designed to encompass physical, emotional and financial wellness, with the aim of attracting, retaining and motivating employees while supporting their overall well-being. Benefits offered include comprehensive healthcare benefits for employees and their dependents, wellness initiatives such as a lifestyle spending account and mental health resources, including a meditation app membership and an employee assistance program. Cardlytics also focuses on financial wellness, which includes educational webinars, a 401(k) with an employer match, a student debt repayment program and tuition reimbursement. In addition to these benefits, Cardlytics has competitive parental leave policies and flexible paid time off.
Stockholder Engagement
Our Board of Directors and management value the opportunity to engage with our stockholders to better understand and focus on the priorities that matter most to them, and to foster consistent and constructive dialogue. This past year, members of our Board of Directors and members of senior management proactively initiated investor outreach efforts. From these requests, we were able to engage directly, virtually or telephonically, with stockholders representing over 30% of our issued and outstanding shares. During these meetings, we discussed our business results and initiatives, strategy and capital structure and various other matters integral to the Company, including executive compensation and ESG issues. The feedback and insights from these meetings, in addition to emerging best practices policies at other companies and other market standards, were considered and evaluated by our Board of Directors and management to improve our disclosures and practices.
Health and Well-Being
Cardlytics provides convenient health initiatives and resources for all employees. We sponsor various health "challenges," such as our walking and fitness challenge, throughout the year. In 2024, Cardlytics directly funded health and wellness classes for employees, including free workout classes and wellness focused interactive workshops. In 2024, Cardlytics also funded wellness initiatives via a lifestyle spending account and mental health resources.

STOCKHOLDER ENGAGEMENT AND FEEDBACK
Cardlytics’ Board of Directors and management are committed to maintaining an open and constructive dialogue with our stockholders regarding our executive compensation program. In connection with our annual Say-on-Pay vote, we conducted an extensive stockholder outreach effort to solicit feedback and ensure our compensation practices align with stockholder expectations and best governance practices.
From December 2024 through February 2025, members of our Board of Directors, including our Board chair and two members of the Compensation Committee, along with senior management, including our Chief Financial Officer, our Chief Legal and Privacy Officer, and our Chief People Officer, engaged with stockholders regarding our executive compensation program. In total, these stockholders represented approximately 38% of our outstanding shares. These discussions focused on various aspects of our executive compensation program, with a particular emphasis on performance-based incentives and alignment with long-term stockholder value. In connection with these discussions, we engaged an independent proxy advisory firm, Alliance Advisors, to assist us with our outreach strategy and to provide further insights and benchmarking data.

In these discussions, we heard directly from stockholders about desired changes to our executive compensation program. Stockholders expressed concerns that our prior executive compensation program did not include performance-based restricted stock units ("PSUs"), which are a key component of performance-based, long-term incentive plans in the market. In response, the Compensation Committee has begun the implementation of PSUs for officers, beginning with the 2025 compensation cycle, in which two of our Named Executive Officers recently received PSU awards, the first PSU awards the Company has issued since 2022. These PSUs will directly link executive compensation to long-term company performance, reinforcing our commitment to pay-for-performance alignment.
Investors also raised concerns regarding the structure of our annual incentive bonus plan, specifically that it relied on a single performance metric. In response to this feedback, the Compensation Committee approved the 2025 Bonus Plan, which will include two performance metrics, based on Billings and Adjusted EBITDA, ensuring a more balanced assessment of executive performance. Additionally, in response to investor feedback, we did not include any element of personal performance in the 2025 Bonus Plan for Named Executive Officers ("NEOs"), ensuring that our NEOs are only bonused based on business performance. These changes will enhance the alignment between executive incentives and long-term value creation.
Additionally, stockholders expressed concern that 2018 Plan included an annual evergreen provision, which allowed for the issuance of additional shares without requiring stockholder approval. In response, the Board of Directors has approved and recommended to stockholders the 2025 Plan, which does not contain an evergreen provision. This change ensures that stockholder approval is required to issue additional shares, allowing our stockholders to have direct input on our equity compensation plans and reinforcing our commitment to governance best practices.
Our Board of Directors and management remain dedicated to continued engagement with our stockholders to gather input and enhance our executive compensation program. We believe that the enhancements made in response to stockholder feedback strengthen our pay-for-performance philosophy and further align the interests of our executives with those of our investors. We appreciate the valuable insights provided by our stockholders and will continue to evaluate and refine our compensation practices to support sustainable company performance and stockholder value creation.

COMPENSATION DISCUSSION AND ANALYSIS
In 2024 we had four executive officers. This Compensation Discussion and Analysis provides information regarding the 2024 compensation program for each individual who served as our principal executive officer at any time during 2024, our principal financial officer and our other most highly compensated executive officers who were serving in such capacity at the end of 2024 (our "Named Executive Officers").
For 2024, our Named Executive Officers were:

Name	Position(s)
Amit Gupta	Chief Executive Officer, Director and former Chief Operating Officer
Karim Temsamani	Former Chief Executive Officer
Alexis DeSieno	Chief Financial Officer
Nick Lynton	Chief Legal and Privacy Officer
Executive Transition in 2024
Mr. Temsamani, our former Chief Executive Officer, resigned from his position effective as of August 16, 2024. Our Board of Directors appointed Mr. Gupta, our former Chief Operating Officer, as our Chief Executive Officer and principal executive officer, effective August 16, 2024. In connection with his appointment, Mr. Gupta entered into a new offer letter, the terms of which are described below.
Executive Summary
Who We Are
We operate a commerce media platform that is designed to make commerce smarter and rewarding for everyone. At the core of our commerce media platform is the financial media network that we run within our partners' digital channels, which includes online and mobile applications (the "Cardlytics platform"). Additionally, we operate an identity resolution platform that utilizes point-of-sale ("POS") data, including product-level purchase data, to enable marketers to perform analytics and targeted loyalty marketing and also measure the impact of their marketing (the "Bridg platform"). The partners for the Cardlytics platform are predominantly financial institutions ("FI partners") that provide us with access to their anonymized purchase data and digital banking customers. The partners for the Bridg platform are predominantly merchants ("merchant data partners") that provide us with access to their POS data, including product-level purchase data. By applying advanced analytics to the purchase data we receive, we make it actionable, helping marketers reach potential buyers at scale and measure the true sales impact of their marketing spend. We have strong relationships with leading marketers across a variety of industries, including everyday spend, specialty retail, restaurant, travel and entertainment.

Our data capabilities, coupled with our access to customers using our partners' digital channels, enable us to help solve fundamental problems for marketers. Marketers increasingly have access to data on the purchase behavior of their customers in their own stores, websites and loyalty programs. However, they lack insight into their customers' purchase behavior outside of their stores and websites, as well as the purchase behavior of individuals who are not yet their customers. The reality is, no matter how robust their own customer data, marketers only see a small portion of their customers' overall spending patterns. As a result, it is difficult for businesses to focus their marketing investments on the most valuable customers. With the Cardlytics platform, we enable marketers to reach potential customers across our network of FI partners through their digital banking accounts and present them relevant offers to save money when they are thinking about their finances. With the Bridg platform, we enable marketers to leverage their own POS data and reach their customers across a wide variety of digital advertising channels that they would not otherwise be able to identify and reach, or to reach customers based on their product-level past purchases. Marketers are also challenged to measure the performance of their marketing, and our financial media network addresses these challenges by enabling marketers to precisely measure how marketing drives both in-store and online sales through "closed loop-measurement."
Executive Compensation Highlights
We took the following key actions with respect to the compensation of our Named Executive Officers for and during 2024:
•Annual Base Salary – As part of its annual review of our executive compensation program that took place from January to March 2024, the Compensation Committee reviewed the annual base salaries of our then-Named Executive Officers. Mr. Temsamani's, Ms. DeSieno's and Mr. Gupta's annual base salaries were maintained at their 2023 levels. Mr. Lynton's annual base salary was increased by 4% from $325,000 to $338,000, based on the competitive market analysis reflecting that his annual base salary and target total cash compensation was below the 25th percentile as compared to our peers. On August 16, 2024, Mr. Temsamani resigned as Chief Executive Officer. In connection with Mr. Temsamani's resignation, Mr. Gupta was promoted as Chief Executive Officer. In connection with his promotion, Mr. Gupta's annual base salary increased from $350,000 to $550,000.
•Annual Bonuses – The Compensation Committee approved the Cardlytics 2024 Bonus Plan (the "2024 Bonus Plan") in March 2024, at which time it established the target annual bonus opportunities for each of our then-Named Executive Officers at 75% of their annual base salary. The Compensation Committee reviewed and determined that the Company did not achieve the corporate objective of the 2024 Bonus Plan and therefore, the Compensation Committee did not approve any 2024 Bonus Plan payout.
•Promotion and Retention Bonuses - On August 16, 2024, the Compensation Committee approved the payment of a $275,000 promotion bonus to Mr. Gupta in connection with his promotion from Chief Operating Officer to Chief Executive Officer. Mr. Gupta has agreed to repay the one-time promotion bonus in full if he resigns for any reason or is terminated for cause before August 16, 2025. On August 15, 2024, the Compensation Committee approved the payment of a $200,000 retention bonus to Ms. DeSieno and $150,000 retention bonus to Mr. Lynton (each, a "Retention Bonus"). Each Retention Bonuses will be paid out over a period of 12 months with (i) 50% of the Retention Bonus having been paid on February 15, 2025 and (ii) 50% of the Retention Bonus set to be paid on August 15, 2025. Ms. DeSieno and Mr. Lynton will be required to repay their respective retention bonuses if they should voluntarily resign before August 15, 2025, subject to continued service through each payment date.
•Long-Term Incentive Compensation – During 2024, the Compensation Committee granted Messrs. Temsamani, Gupta and Lynton 300,000, 614,796 and 85,035 restricted stock units (“RSUs”), respectively, and Ms. DeSieno 114,796 RSUs, each of which are subject to a multi-year vesting requirement. Upon vesting, vested RSUs are settled in a like number of shares of our common stock.
•Compensation Arrangements with Mr. Gupta – In connection with his appointment as our Chief Executive Officer on August 16, 2024 the ("Start Date"), we entered into an offer letter with Mr. Gupta (the "Gupta Offer Letter"). Pursuant to the Gupta Offer Letter, our initial compensation arrangements with Mr. Gupta were as follows:
◦An initial annual base salary of $550,000
◦A target annual cash bonus opportunity equal to 100% of his annual base salary
◦A promotion bonus of $265,000
◦An RSU award for 500,000 shares (the "2024 RSUs"), which 2024 RSUs will vest over a period of 24 months, with 25% of the 2024 RSUs vesting on the six-month anniversary of the Start Date, 25% of the 2024 RSUs vesting on the 12-month anniversary of the Start Date, 25% of the 2024 RSUs vesting on the 18-month anniversary of the Start Date, and 25% of the 2024 RSUs vesting on the 24-month anniversary of the Start Date, subject in each case to Mr. Gupta's continued service through the vesting date.
◦An RSU award for 500,000 shares (the "2025 RSUs"), which 2025 RSUs will vest over a period of 24 months, with 25% of the 2025 RSUs vesting on the six-month anniversary of the Start Date, 25% of the 2025 RSUs vesting on the twelve-month anniversary of the Start Date, 25% of the 2025 RSUs vesting on the eighteen-month anniversary of the Start Date, and 25% of the 2025 RSUs vesting on the twenty-four-month anniversary of the Start Date.

◦Subject to approval by the Board of Directors or the Compensation Committee on or before May 31, 2025, an additional equity award with a value of $5,000,000, with at least 80% of the grant consisting of RSUs and the remainder consisting of PSUs, but in no case representing more than 1,000,000 shares, under our equity incentive plan (the “Second 2025 Equity Award”). The relevant terms of the Second 2025 Equity Award will be determined by the Board of Directors or the Compensation Committee at the time of grant, subject to Mr. Gupta’s continued service through the vesting date.
◦If Mr. Gupta terminates his employment with the Company for any reason within the twelve-month anniversary of the Effective Date, Mr. Gupta will be required to repay the Company an amount in cash that is equal to the pre-tax value upon vesting of any shares of common stock received from the 2024 RSUs, the 2025 RSUs and the Second 2025 Equity Award.
If Mr. Gupta's employment with us is terminated without "cause" or he resigns for "good reason" (as each such term as defined in the severance agreement entered into between the Company and Mr. Gupta (the "Gupta Severance Agreement"), he will be entitled to receive cash severance and continued medical benefits.
Say-on-Pay Vote
At our 2024 Annual Meeting, our stockholders approved the advisory resolution on our Named Executive Officer compensation (the "Say-on-Pay Vote") with approximately 63.8% of the votes cast voting in favor of the resolution. While this represented a significant increase from the results in the 2023 Annual Meeting, we were disappointed in the 2024 voting outcome and viewed it as important to get the input of our stockholders as to the reasons that the approval percentage was not a high as we hoped.
In response, we engaged an independent proxy advisory firm, Alliance Advisors, and conducted stockholder outreach with stockholders representing 38% of our outstanding shares from December 2024 through February 2025. As part of this outreach, members of our Board of Directors, including our Board chair and two members of the Compensation Committee, along with senior management, including our Chief Financial Officer, our Chief Legal and Privacy Officer, and our Chief People Officer, engaged with stockholders regarding our executive compensation program. In response to stockholder feedback, the Board of Directors has approved, or is planning to approve, significant enhancements to our executive compensation program. These include the 2025 re-introduction of PSUs for officers to better align pay with long-term performance, the addition of a second performance metric to the 2025 Bonus Plan to ensure a more balanced assessment of executive performance, and the removal of the evergreen provision in our proposed 2025 Equity Incentive Plan to require stockholder approval for increases in our reserved equity award pool. These changes reflect our ongoing commitment to stockholder engagement, transparency, and strong corporate governance. Please see Proposal No. 3 for more information regarding the 2025 Equity Incentive Plan, and please see the section above entitled “Stockholder Engagement and Feedback” for more detail on our stockholder outreach process and actions taken in response to the feedback that we received.
Stockholder Advisory Votes on Named Executive Officer Compensation
At the Annual Meeting, we will be conducting a Say-on-Pay Vote.
See Proposal No. 4 in this Proxy Statement.
We value the opinions of our stockholders. Our Board of Directors and the Compensation Committee will consider the outcome of the Say-on-Pay Vote, as well as feedback received throughout the year, when making compensation decisions for our Named Executive Officers.
Relationship between Pay and Performance
We design our executive compensation program to balance the goals of attracting, motivating, rewarding and retaining our Named Executive Officers and promoting the interests of our stockholders. To ensure this alignment and to motivate and reward individual initiative and effort, we seek to ensure that a meaningful portion of our Named Executive Officers' annual target total direct compensation opportunity is both "at-risk" and variable in nature.
In 2024, we emphasized performance-based compensation to appropriately reward our Named Executive Officers through two separate compensation elements:
•First, we provided an annual bonus plan which was based on corporate and individual performance, and provided for payments in cash if we achieved our pre-established annual corporate performance objectives and each individual achieved their individual performance objectives.
•In addition, we granted RSU awards that may be earned over a multi-year performance period, as long as the holder remains employed by us as of each vesting date.
These types of variable pay elements ensure that a significant portion of our Named Executive Officers' target total direct compensation is contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below target levels commensurate with the Company's financial and share performance and the Named Executive Officer's individual performance.

We believe that this design provides balanced incentives for our Named Executive Officers to drive financial performance and long-term growth. To ensure that we remain faithful to our compensation philosophy, the Compensation Committee regularly evaluates the relationship between the reported values of the equity awards granted to our Named Executive Officers, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years and our total stockholder return over this period.
Executive Compensation Policies and Practices
We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on an annual basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent.

The following summarizes our executive compensation and related policies and practices:

WHAT WE DO		WHAT WE DO NOT DO
☑	Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors who establish our compensation policies and practices.	☒
No Executive Retirement Plans. We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any non-qualified deferred compensation plans or arrangements to our Named Executive Officers other than the plans and arrangements that are available to all employees. Our Named Executive Officers are eligible to participate in our Section 401(k) retirement plan on the same basis as our other employees.

☑
Retain an Independent Compensation Advisor. The Compensation Committee has engaged its own compensation consultant to provide information, analysis and other advice on executive compensation independent of management. This consultant performed no other consulting or other services for us in 2024.
☒
No Excise Tax Gross-Ups on Change in Control-Related Compensation Arrangements. We do not provide any excise tax reimbursement payments (including "gross-ups") on payments or benefits contingent upon a change in control of the Company.

☑
Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.
☒
No Special Health or Welfare Benefits. In 2024, we did not provide our Named Executive Officers with any health or welfare benefit programs, other than participation in our broad-based employee programs.

☑
Compensation At-Risk. Our executive compensation program is designed so that a significant portion of our Named Executive Officers' compensation is "at risk" based on corporate and individual performance, as well as equity-based, to align the interests of our Named Executive Officers and stockholders.
		☒	No Hedging or Pledging of our Equity Securities. We prohibit our employees, including our Named Executive Officers, and the non-employee members of our Board from hedging or pledging our common stock.
☑	Succession Planning. We review the risks associated with our key executive officer positions to ensure adequate succession plans are in place.	☒	No "Single Trigger" Change in Control Severance Payments or Benefits. We do not provide "single trigger" change in control severance payments or benefits to our Named Executive Officers.
☑
Compensation Recovery ("Clawback") Policy. In October 2023, the Compensation Committee amended and restated the Cardlytics, Inc. Incentive Compensation Recoupment Policy (the "Clawback Policy") to comply with Section 10D of the Exchange Act, Exchange Act Rule 10D-1 and Listing Rule 5608 of the listing standards of Nasdaq.

☑	We align pay with performance. We link the payment of incentives to achievement of key strategic business objectives that drive stockholder value.
☑	We cap incentive payouts at 2x target
☑
Limited Perquisites. We pay the health insurance premiums for our Named Executive Officers and other senior executives. We do not provide any additional perquisites or other personal benefits to our Named Executive Officers.

☑	Equity Compensation. We pay a significant percentage of total compensation in the form of equity compensation to align the interests of our NEOs with those of our stockholders.

Executive Compensation Philosophy and Objectives
Our executive compensation philosophy is to provide a compensation program that attracts and retains talented executive officers and motivates and rewards them to meet or exceed our short-term and long-term strategic objectives, while simultaneously creating sustainable long-term value for our stockholders. We strive to create an executive compensation program that is competitive, rewards achievement of our strategic objectives and aligns our executive officers' interests with those of our stockholders.
Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:
•attract, motivate, incentivize and retain employees at the executive level who contribute to our long-term success;
•provide compensation packages to our executive officers that are competitive and reward the achievement of our business objectives and effectively align their interests with those of our stockholders; and
•effectively align our executive officers' interests with those of our stockholders by focusing on long-term incentive compensation in the form of equity awards that correlate with the growth of sustainable long-term value for our stockholders.
We structure the annual compensation of our Named Executive Officers using three principal elements: base salary, short-term incentive compensation opportunities and long-term incentive compensation opportunities in the form of equity awards. The design of our executive compensation program is influenced by a variety of factors, with the primary goals being to align the interests of our Named Executive Officers and stockholders and to link pay with performance.
We have not adopted any policies or employed guidelines for allocating compensation between current and long-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation.
Compensation-Setting Process
Role of Compensation Committee
Generally, the Compensation Committee discharges the responsibilities of our Board of Directors relating to the compensation of our Named Executive Officers and the non-employee members of our Board of Directors. The Compensation Committee has the overall responsibility for overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies and practices applicable to our Named Executive Officers. Further, the Compensation Committee regularly reports decisions to and seeks input from our Board of Directors regarding major matters, such as changes to the compensation of our Named Executive Officers.
In carrying out its responsibilities, the Compensation Committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies and makes decisions that it believes further our philosophy or align with developments in best compensation practices, and reviews the performance of our Named Executive Officers when making decisions with respect to their compensation.
Each year, the Compensation Committee conducts an evaluation of our executive compensation program to determine if any changes are appropriate. The Compensation Committee's authority, duties, and responsibilities are further described in its charter, which is reviewed annually and revised and updated as warranted. The charter is available on our website at www.cardlytics.com.
In making its determinations, the Compensation Committee retains a compensation consultant (as described below) to provide support in its review and assessment of our executive compensation program; however, the Compensation Committee exercises its own judgment in making final decisions with respect to the compensation of our Named Executive Officers.
Setting Target Total Direct Compensation
The Compensation Committee reviews the base salary levels, short-term incentive compensation opportunities and long-term incentive compensation opportunities of our Named Executive Officers and all related performance criteria at the beginning of each year, or more frequently as warranted.
In making decisions about the compensation of our Named Executive Officers, the members of the Compensation Committee rely primarily on their general experience and subjective considerations of various factors, including the following:
•our executive compensation program objectives;
•our performance against the financial, operational and strategic objectives established by the Compensation Committee and our Board of Directors;
•each individual Named Executive Officer's knowledge, skills, experience, qualifications and tenure relative to other similarly situated executives at the companies in our compensation peer group and/or selected broad-based compensation surveys;
•the scope of each Named Executive Officer's role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group and/or selected broad-based compensation surveys;

•the prior performance of each individual Named Executive Officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team;
•the potential of each individual Named Executive Officer to contribute to our long-term financial, operational and strategic objectives;
•our Chief Executive Officer's compensation relative to that of our other Named Executive Officers, and compensation parity among our Named Executive Officers;
•our financial performance relative to our compensation peer group;
•the compensation practices of our compensation peer group and the companies in selected broad-based compensation surveys and the positioning of each Named Executive Officer’s compensation in a ranking of peer company compensation levels based on an analysis of competitive market data; and
•the recommendations of our Chief Executive Officer with respect to the compensation of our Named Executive Officers (except with respect to his own compensation).
These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each Named Executive Officer. No single factor is determinate in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.
The Compensation Committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in developing its compensation decisions. In making its decisions, which are subjective in nature, the members of the Compensation Committee consider all of this information in light of their individual experience, knowledge of the Company, knowledge of the competitive market, knowledge of each Named Executive Officer and business judgment.
The Compensation Committee does not engage in formal benchmarking against other companies' compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our Named Executive Officers. Instead, in making its determinations, the Compensation Committee reviews information summarizing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment, and more broad-based compensation surveys to gain a general understanding of market compensation levels. Generally, the Compensation Committee considers the range between the 25th and 75th percentiles of the competitive market data that it reviews as the starting point for its discussions of the appropriate compensation levels for our Named Executive Officers.
Role of Management
In discharging its responsibilities, the Compensation Committee works with members of our management, including our Chief Executive Officer. Our management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data, and management's perspective on compensation matters. The Compensation Committee solicits and reviews our Chief Executive Officer's proposals with respect to program structures, as well as our Chief Executive Officer's recommendations for adjustments to annual cash compensation, long-term incentive compensation opportunities and other compensation-related matters for our Named Executive Officers (except with respect to his own compensation) based on our Chief Executive Officer's evaluation of their performance for the prior year.
At the beginning of each year, our Chief Executive Officer reviews the performance of our other Named Executive Officers based on such individual's level of success in accomplishing the business objectives established for him or her for the prior year and his or her overall performance during that year, and then shares these evaluations with, and makes recommendations to, the Compensation Committee for each element of compensation as described above. The annual business objectives for each Named Executive Officer are developed through mutual discussion and agreement between our Chief Executive Officer and the Named Executive Officers.
The Compensation Committee reviews and discusses our Chief Executive Officer's proposals and recommendations and considers them as one factor in determining and approving the compensation of our Named Executive Officers. Our Chief Executive Officer also attends meetings of our Board of Directors and the Compensation Committee at which executive compensation matters are addressed, except with respect to discussions involving our Chief Executive Officer's own compensation.
Role of Compensation Consultant
The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. The compensation consultant reports directly to the Compensation Committee and its chair, and serves at the discretion of the Compensation Committee, which reviews the engagement annually.

From January 2024 to May 2024, the Compensation Committee engaged Compensia, Inc. ("Compensia"), a national independent compensation consultant firm, and since June 2024 the Compensation Committee has engaged Meridian Compensation Partners ("Meridian"), a national independent compensation consulting firm, to serve as its compensation consultant to advise on executive compensation matters, including competitive market pay practices for our Named Executive Officers, and assist with the data analysis and selection of the compensation peer group.
During 2024, Meridian attended the meetings of the Compensation Committee (both with and without management present) as requested and provided various services, including the following:
•consultation with the Compensation Committee chair and other members between Compensation Committee meetings;
•review, research and updating of our compensation peer group;
•an analysis of competitive market data for our Named Executive Officers and evaluation of how the compensation we pay our Named Executive Officers compares both to our performance and to how the companies in our compensation peer group compensate their executives;
•a review of competitive market practices for equity compensation, including burn rate and overhang;
•a review and assessment of executive severance and change-in-control agreements;
•an analysis of the compensation for the Company;
•an assessment of executive compensation trends within our industry, and providing updates on corporate governance and regulatory issues and developments; and
•support on other ad hoc matters throughout the year.
The terms of Meridian's engagement includes reporting directly to the Compensation Committee chair. Meridian also coordinated with our management on data collection and job matching for our executive officers. In 2024, Meridian did not provide any other services to us.
The Compensation Committee has evaluated its relationship with Meridian to ensure that it believes that such firm is independent from management. This review process included a review of the services that such compensation consultant provided, the quality of those services and the fees associated with the services provided during 2024. Based on this review, as well as consideration of the factors affecting independence set forth in Exchange Act Rule 10C-1(b)(4), Rule 5605(d)(3)(D) of the Nasdaq Marketplace Rules and such other factors as were deemed relevant under the circumstances, the Compensation Committee has evaluated Meridian's independence and determined that no conflict of interest has arisen as a result of the work performed by Meridian.
Competitive Positioning
The Compensation Committee believes that peer group comparisons are useful guides to measure the competitiveness of our executive compensation program and related policies and practices. For purposes of assessing our executive compensation against the competitive market, the Compensation Committee reviews and considers the compensation levels and practices of a select group of peer companies.
This compensation peer group consists of technology companies that are similar to us in terms of revenue, market capitalization and industry focus. The competitive data drawn from this compensation peer group, however, is only one of several factors that the Compensation Committee considers in making its decisions with respect to the compensation of our Named Executive Officers.
At the end of 2023 and into the beginning of 2024, the Compensation Committee used the following compensation peer group to analyze the compensation of our Named Executive Officers and make its initial compensation decisions for the year. This compensation peer group, which was finalized in October 2023 with the assistance of Compensia, was comprised of publicly traded technology companies. In evaluating the companies comprising the compensation peer group, Compensia considered the following primary criteria which did not change from the prior year:
•publicly traded companies headquartered in the United States with a preference for companies headquartered in the Southeast portion of the United States;
•companies in the software/Internet and advertising GICS sub-industry sectors;
•similar revenues – within a range of ~0.5x to ~2.5x our prior four quarters' revenues; and
•similar market capitalization – within a range of ~0.25x to ~4.0x our then-market capitalization.

Based on the established selection criteria, the Compensation Committee approved the 2024 compensation peer group which was comprised of the following companies:
This compensation peer group was used by the Compensation Committee throughout 2024 as a reference for understanding the competitive market for executive positions in our industry sector.
The Compensation Committee used data drawn from the companies in our compensation peer group, as well as data from broad survey cuts drawn from the Radford Global Technology Survey database, covering U.S. based technology companies with revenue between $150 million and $750 million, to evaluate the competitive market when determining the total direct compensation packages for our Named Executive Officers, including base salary, target short-term incentive compensation opportunities and long-term incentive compensation opportunities.
The Compensation Committee reviews our compensation peer group at least annually and adjusts its composition if warranted, considering changes in both our business and the businesses of the companies in the peer group.
Compensation Elements
Generally, our executive compensation program consists of three principal elements – base salary, short-term incentive compensation opportunities and long-term incentive compensation opportunities in the form of equity awards:

Element	Type of Element	Compensation Element	Objective
Base Salary	Fixed	Cash	Designed to attract and retain highly talented executives by providing fixed compensation that is competitive with market practice and rewards performance.
Short-Term Incentive Compensation	Variable	Cash	Designed to motivate our executives to achieve specific business objectives and provide financial incentives when we meet or exceed our objectives during the performance period.
Long-Term Incentive Compensation	Variable	Equity awards in the form of RSU awards and/or PSU awards that may be settled for shares of our common stock.	Designed to align the interests of our executives with those of our stockholders by motivating our executives to create sustainable long-term stockholder value.

Base Salary
Base salary represents the fixed portion of the compensation of our Named Executive Officers and is an important element of compensation that is intended to attract and retain highly talented individuals. We use base salary to provide each Named Executive Officer with a specified level of cash compensation during the year with the expectation that he or she will perform his or her responsibilities to the best of his or her ability and in our best interests.
Generally, we establish the initial base salaries of our Named Executive Officers through arm's-length negotiations at the time we hire the individual, taking into account his or her position, qualifications, experience, prior salary level and the base salaries of our other executive officers. Thereafter, the Compensation Committee reviews the base salaries of our Named Executive Officers each year as part of its annual compensation review, with input from our Chief Executive Officer (except with respect to his own base salary) and makes adjustments as it determines to be reasonable and necessary to reflect the scope of a Named Executive Officer's performance, individual contributions and responsibilities target total direct compensation opportunity and equity ownership and market conditions.
In February 2024, the Compensation Committee reviewed the base salaries of our incumbent-Named Executive Officers, taking into consideration a competitive market analysis prepared by its compensation consultant and the recommendations of our Chief Executive Officer (except with respect to his own base salary), as well as the other factors described in "Compensation-Setting Process – Setting Target Total Direct Compensation" above. Following this review, the Compensation Committee determined to increase the base salary for Mr. Lynton to $338,000 based on a competitive market analysis prepared by Compensia reflecting that his base salary and target total cash compensation were below the 25th percentile as compared to our peers, and to maintain the other Named Executive Officers' base salaries at current levels. Due to his promotion to Chief Executive Officer on August 16, 2024, Mr. Gupta's annual base salary increased from $350,000 to $550,000.
The 2024 base salaries of our Named Executive Officers were as follows:

Named Executive Officer	2023 Base Salary	2024 Base Salary(1)	Percentage Adjustment
Mr. Temsamani	$500,000	$500,000(2)	—%
Mr. Gupta	$350,000	$550,000	57%
Ms. DeSieno	$—	$400,000(3)	n/a
Mr. Lynton	$325,000	$338,000	4%
(1)These 2024 base salaries were effective as of April 1, 2024, except for Mr. Gupta's whose increased base salary was effective as of August 16, 2024.
(2)Mr. Temsamani resigned as Chief Executive Officer on August 16, 2024.
(3)Ms. DeSieno was appointed to Chief Financial Officer effective as of August 14, 2023, with an initial annual base salary of $400,000.
The base salaries paid to our Named Executive Officers during 2024 are set forth in the "2024 Summary Compensation Table" below.
Short-Term Incentive Compensation
On March 31, 2024, the Compensation Committee approved the Cardlytics 2024 Bonus Plan (the "2024 Bonus Plan") to provide eligible participants, including our Named Executive Officers, with the opportunity to earn a cash bonus based upon the achievement of pre-established corporate performance objectives as well as the participants' individual performance during the year. The corporate performance objectives were designed to align with the annual financial measures contained in the budget developed by our management and reviewed and approved by our Board of Directors. For the full year, participants were eligible to earn bonus payouts in amounts ranging from 0% to 120% of their target bonus opportunity based on corporate achievement, with an adjustment of bonus payments, either upward or downward, based on an assessment of each participant's individual performance.
The target performance levels for the corporate measures represented goals that were designed to be difficult to fully achieve. Bonus amounts earned were to be paid after the end of the year.
Target Annual Short-Term Incentive Compensation Opportunities
In February 2024, the Compensation Committee set each Named Executive Officer's target bonus opportunity at 75% of his or her respective base salary (which is unchanged from 2023) after taking into consideration a competitive market analysis prepared by Compensia and the recommendations of our Chief Executive Officer (except with respect to his own target annual short-term incentive compensation opportunity), as well as the other factors described in in "Compensation-Setting Process – Setting Target Total Direct Compensation" above. Due to Mr. Gupta’s promotion to Chief Executive Officer on August 16, 2024, the Compensation Committee approved an increase in his target bonus opportunity to 100% of his base salary.

Accordingly, the target annual short-term incentive compensation opportunities of our Named Executive Officers as determined in 2024 were as follows:

Named Executive Officer	2024 Target Annual Bonus Opportunity (as a percentage of base salary)	2024 Target Annual Bonus Opportunity ($)(1)
Mr. Temsamani(1)	75%	$375,000
Mr. Gupta	75%	$328,594
Ms. DeSieno	75%	$300,000
Mr. Lynton	75%	$253,500
(1)Mr. Temsamani resigned as Chief Executive Officer on August 16, 2024. In connection with his resignation, Mr. Gupta was promoted from Chief Operating Officer to Chief Executive Officer on August 16, 2024. Mr. Gupta's annual base salary increased from $350,000 to $550,000. The target annual bonus opportunity described above was approved prior to Mr. Temsamani's resignation and Mr. Gupta's promotion. Following his promotion to Chief Executive Officer, he was eligible for a prorated portion of the 2024 bonus, with an initial target annual bonus opportunity of 100%.
Corporate Performance Objectives
In March 2024, the Compensation Committee selected adjusted earnings before interest, taxes, depreciation, and amortization ("EBITDA") as the corporate performance measure for purposes of determining potential annual bonus payouts under the 2024 Bonus Plan. For this purpose:
•"Adjusted EBITDA" represents our Net Loss before interest expense, net; depreciation and amortization; stock-based compensation expense; foreign currency loss (gain); gain on debt extinguishment; acquisition, integration and divestiture costs (benefits); change in contingent consideration; impairment of goodwill and intangible assets, loss on divestiture; restructuring and reduction of force; income tax benefit and, in applicable periods, certain other income and expense items, such as deferred implementation costs. We do not consider these excluded items to be indicative of our core operating performance.
The Compensation Committee selected "Adjusted EBITDA" as the corporate performance measures for the 2024 Bonus Plan based on its belief that it is the most appropriate top-line and bottom-line indicator of the effectiveness of our growth strategy and our ability to continue to make large investments to evolve our platform. Adjusted EBITDA is a key measure used by management to understand and evaluate the core operating performance and trends and to generate future operating plans, make strategic decisions regarding the allocation of capital and invest in initiatives that are focused on cultivating new markets for our solution. In particular, the exclusion of certain expenses in calculating adjusted EBITDA facilitates comparisons of our operating performance on a period-to-period basis. Reconciliations from adjusted EBITDA to net loss and from adjusted contribution to gross profit are set forth in Appendix A to this Proxy Statement.
Using the levels described in the table below, the Compensation Committee established an annual target level for adjusted EBITDA, which was set above adjusted EBITDA achieved by the Company in 2023. The Compensation Committee established an annual threshold performance level below which no payout would be made. The Compensation Committee selected these target levels in order to incentivize performance and ensure the business rewards employees based on both the Company's performance and individual performance. Further, as demonstrated in the table below, 100% of the corporate component could not be paid out unless the target performance level for the corporate performance measure was achieved. A lower payout of 50% - 99.9% would be paid out if the threshold was achieved, but the target was not achieved, in order to recognize performance while still incentivizing achievement of the target performance level.
Potential bonuses for our Named Executive Officers under the 2024 Bonus Plan could range from 0% to 120% of their target annual short-term incentive compensation opportunity with respect to the adjusted EBITDA corporate performance measure.
Below is the payout methodology for our actual performance for the full year under the corporate performance component of the 2024 Bonus Plan:
2024 Bonus Plan Methodology

Adjusted EBITDA (1)	Adjust EBITDA Amounts (in millions)	Payout
Below Threshold	$14.39 million or less	0%
Threshold	$14.4 million	50%
Threshold to Target	$14.41 million to $28.79 million	51% to 99%
Target	$28.8 million	100%
Above Target	$28.81 million to $34.56 million	101% to 120%

(1)For purposes of the 2024 Bonus Plan, achievement of the adjusted EBITDA performance objective was to be determined by comparing results to the target level with all bonus expense and budgeted capital software development expense removed. The target levels for the adjusted EBITDA performance objectives are exclusive of eligible executive bonus payouts earned.
Individual Annual Performance Review Impact
In addition to achieving the corporate performance measure target levels, each Named Executive Officer received an annual performance review for 2024. This individual performance review rating would directly impact their potential 2024 annual bonus payment. Each Named Executive Officer received a bonus payment based on the corporate performance level achieved adjusted for their individual performance based on the results of their annual performance review.

Individual Performance Review Rating	Individual Performance Review Rating Scale	Individual Performance Adjustment Percentage
Transformative Impact	5	120%
Significant Impact	4	110%
Satisfactory Impact	3	100%
Minimal Impact	2	50%
No Impact	1	0%
2024 Bonus Plan Payments
For the full year of 2024, our adjusted EBITDA results were as follows for purposes of the 2024 Bonus Plan:

Corporate Performance Measure	Target Performance Level	Threshold Performance Level	Actual Performance Level	Attainment Percentage	Attainment Percentage Adjusted for Individual Performance	Bonus Payout as a Percentage of Salary
Adjusted EBITDA	$28,800,000	$14,400,000	$2,523,000	—%	—%	—%
Payout						—%
The corporate performance measure for the 2024 Bonus Plan was not met, so the 2024 annual bonus was not paid out, as reflected below.

Named Executive Officer	Target Annual Bonus ($)	Annual Bonus Payout Approved ($)
Mr. Gupta	$328,594	$—
Ms. DeSieno	$300,000	$—
Mr. Lynton	$253,500	$—
2024 Retention Bonus
On August 15, 2024, the Compensation Committee approved the payment of a $200,000 retention bonus to Ms. DeSieno and $150,000 retention bonus to Mr. Lynton. Each Retention Bonuses will be paid out over a period of 12 months with (i) 50% of the Retention Bonus having been paid on February 15, 2025 and (ii) 50% of the Retention Bonus set to be paid on August 15, 2025, subject to continued service through each payment date. In the event that Ms. DeSieno or Mr. Lynton voluntarily resigns his or her employment for any reason before August 15, 2025, he or she may be required to repay the Company an amount in cash equal any Retention Bonus previously vested and paid by the Company.
Long-Term Equity Incentive Compensation
We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. We use equity awards to incentivize and reward our Named Executive Officers for long-term corporate performance based on the value of our common stock and, thereby, to align the interests of our Named Executive Officers with those of our stockholders. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our Named Executive Officers to create value for our stockholders. Equity awards also help us retain qualified executive officers in a competitive market.

Prior to 2023, we granted RSU awards with time-based vesting requirements and PSU awards tied to pre-established performance goals, both of which are settled in shares of our common stock to retain, motivate, and reward our Named Executive Officers, and encourage them to drive long-term increases in the value of our common stock. We believe RSU awards are an effective tool for incentivizing and retaining our Named Executive Officers because their value rises with any increase in our stock price, and thus RSUs help align executive and stockholder interests over the long term.
We believe PSUs are also a powerful incentive to drive financial performance, providing a clear link between executive compensation and stockholder return. These awards align executive focus with both our annual and long-term strategic and financial goals.
The Compensation Committee does not apply a rigid formula in determining the size and form of the equity awards to be granted to our Named Executive Officers as part of our annual focal review of equity awards. Instead, in making these decisions, the Compensation Committee has exercised its judgment as to the amount and form of the awards after considering the factors described in "Governance of Executive Compensation Program – Compensation-Setting Process" above. Based upon these factors, the Compensation Committee has determined the size of each award at levels it considered appropriate to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value.
In 2024, the Compensation Committee awarded long-term incentive opportunities to our Named Executive Officers exclusively in the form of time-based RSUs. Given the ongoing business transformation, it was challenging to define and set meaningful long-term financial goals, and the priority shifted toward retaining key leadership. The number of shares of our common stock subject to the equity awards granted was determined by the Compensation Committee after taking into consideration a competitive market analysis prepared by its compensation consultant, the recommendations of our Chief Executive Officer, the amount of equity compensation held by each Named Executive Officer (including the current economic value of his or her unvested equity and the ability of these unvested holdings to satisfy our retention objectives) and the other factors described in "Compensation-Setting Process – Setting Target Total Direct Compensation" above.
On March 22, 2024, the Compensation Committee approved the grant of the following number of RSUs to our Named Executive Officers:

Named Executive Officer	RSU Awards granted during 2024
Mr. Temsamani	300,000
Mr. Gupta	614,796
Ms. DeSieno	114,796
Mr. Lynton	85,035
Except for Mr. Temsamani's RSUs, those RSUs vested or will vest in eight equal installments beginning on July 1, 2024, contingent upon the Named Executive Officer remaining continuously employed by us through each applicable vesting date. Subject to any capitalization adjustment (as defined in the 2018 Equity Incentive Plan), one share of our common stock (or its cash equivalent, at the discretion of the Company) will be issued for each RSU that vests.
Equity Award Grant to Mr. Temsamani
On March 22, 2024, our Compensation Committee approved the grant of 300,000 RSUs to Mr. Temsamani, our Chief Executive Officer, as part of his 2024 annual compensation review. The RSU award is subject to the terms of the RSU award agreement by and between the Company and Mr. Temsamani. Fifty percent of the RSUs would have vested on April 1, 2025, and the remaining fifty percent would have vested quarterly in equal amounts over the subsequent twelve-month period, subject to Mr. Temsamani's continued employment with the Company. On August 16, 2024, Mr. Temsamani resigned as Chief Executive Officer. In connection with this resignation the RSU award was forfeited in full.

Promotion Equity Award Grant to Mr. Gupta
On March 22, 2024, our Compensation Committee approved the grant of 114,796 RSUs to Mr. Gupta, our Chief Operating Officer, as part of his 2024 annual compensation review. The RSUs vested or will vest in eight equal installments on July 1, 2024, October 1, 2024, January 1, 2025, April 1, 2025, July 1, 2025, October 1, 2025, January 1, 2026 and April 1, 2026, provided that the he remains employed by us on such vesting date. On August 16, 2024 Mr. Gupta was promoted from Chief Operating Officer to Chief Executive Officer. In connection with Mr. Gupta's promotion, he was also granted the following RSU awards:
•An RSU award for 500,000 shares (the "2024 RSUs"), which 2024 RSUs will vest over a period of 24 months, with 25% of the 2024 RSUs vesting on the six-month anniversary of the Start Date, 25% of the 2024 RSUs vesting on the 12-month anniversary of the Start Date, 25% of the 2024 RSUs vesting on the 18-month anniversary of the Start Date, and 25% of the 2024 RSUs vesting on the 24-month anniversary of the Start Date, subject in each case to Mr. Gupta's continued service through the vesting date.
•An RSU award for 500,000 shares (the "2025 RSUs"), which 2025 RSUs will vest over a period of 24 months, with 25% of the 2025 RSUs vesting on the six-month anniversary of the Start Date, 25% of the 2025 RSUs vesting on the twelve-month anniversary of the Start Date, 25% of the 2025 RSUs vesting on the eighteen-month anniversary of the Start Date, and 25% of the 2025 RSUs vesting on the twenty-four-month anniversary of the Start Date.
•Subject to approval by the Board of Directors or the Compensation Committee on or before May 31, 2025, an additional equity award with a value of $5,000,000, with at least 80% of the grant consisting of RSUs and the remainder consisting of PSUs, but in no case representing more than 1,000,000 shares, under our equity incentive plan (the “Second 2025 Equity Award”). The relevant terms of the Second 2025 Equity Award will be determined by the Board of Directors or the Compensation Committee at the time of grant, subject to Mr. Gupta’s continued service through the vesting date.
•If Mr. Gupta terminates his employment with the Company for any reason within the twelve-month anniversary of the Effective Date, Mr. Gupta will be required to repay the Company an amount in cash that is equal to the pre-tax value upon vesting of any shares of common stock received from the 2024 RSUs, the 2025 RSUs and the Second 2025 Equity Award.
Equity Award Grant to Ms. DeSieno
On March 22, 2024, our Compensation Committee approved the grant of 114,796 RSUs to Ms. DeSieno, our Chief Financial Officer, as part of her 2024 annual compensation review. The RSUs vested or will vest in eight equal installments on July 1, 2024, October 1, 2024, January 1, 2025, April 1, 2025, July 1, 2025, October 1, 2025, January 1, 2026 and April 1, 2026, provided that Ms. DeSieno remains employed by us on such vesting date.
Equity Award Grant to Mr. Lynton
On March 22, 2024, our Compensation Committee approved the grant of 85,035 RSUs to Mr. Lynton, our Chief Legal and Privacy Officer, as part of his 2023 annual compensation review. The RSUs vested or will vest in eight equal installments on July 1, 2024, October 1, 2024, January 1, 2025, April 1, 2025, July 1, 2025, October 1, 2025, January 1, 2026 and April 1, 2026, provided that Mr. Lynton remains employed by us on such vesting date.
The equity awards granted to our Named Executive Officers during 2024 are set forth in the "2024 Summary Compensation Table" and the "Grants of Plan-Based Awards in 2024 Table" below.
2025 Equity Awards
The Compensation Committee resumed the use of PSUs in 2025.
Health and Welfare Benefits; Section 401(k) Plan
Our Named Executive Officers are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other U.S. full-time employees. These benefits include medical, dental and vision insurance, business travel insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short- and long-term disability insurance, commuter benefits and reimbursement for mobile phone coverage. We pay the monthly premiums for the medical benefits plan selected by each Named Executive Officer.

We also maintain a Section 401(k) retirement plan (the "Section 401(k) Plan") that provides eligible U.S. employees, including our Named Executive Officers, with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees may defer eligible compensation on a pre-tax basis, up to the statutorily prescribed annual limits on contributions under the Internal Revenue Code (the "Code"). Contributions are allocated to each participant's individual account and are then invested in selected investment alternatives according to such participant's directions. Employees are immediately and fully vested in their contributions. The Section 401(k) plan is intended to be qualified under Section 401(a) of the Code with the Section 401(k) plan’s related trust intended to be tax-exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the Section 401(k) plan and earnings on those contributions are not taxable to the employee until distributed from the Section 401(k) Plan. We match 50% of the first 5% of each participant's contributions.
We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our Named Executive Officers except as generally made available to our employees or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective and for recruitment and retention purposes. During 2024, no perquisites were provided to our Named Executive Officers.
Post-Employment Compensation
We have entered into Amended and Restated Separation Pay Agreements (the "Separation Pay Agreements") with each of our Named Executive Officers. Each of the Separation Pay Agreements provides for "at will" employment (meaning that either we or the Named Executive Officer may terminate the employment relationship at any time without cause). The Separation Pay Agreements provide that, upon execution of a separation and release agreement in favor of the Company, the Named Executive Officer will receive certain payments and benefits in the event we terminate his or her employment "without cause" or he or she resigns for “good reason” (as each term is defined in the Separation Pay Agreement).
Further, in the event we consummate a "change in control" (as that term is defined in our 2018 Equity Incentive Plan) and either 90 days prior to or one year after such change in control, either (a) Mr. Lynton's and Ms. DeSieno's employment is terminated by us for any reason other than "cause" (as defined in the Separation Pay Agreement) or by him or her for "good reason" (as defined in the Separation Pay Agreement), (b) his or her role, responsibilities or duties are materially changed, reduced or eliminated, (c) his or her compensation is materially reduced or (d) the geographic location of his or her employment is materially changed (each an "Acceleration Event"), then all of the then outstanding and unvested stock options, and equity awards which were granted prior to such change in control will immediately and fully vest and become exercisable on such Acceleration Event.
These Separation Pay Agreements provide reasonable compensation in the form of severance pay and certain limited benefits to the Named Executive Officer if he or she leaves our employ under certain circumstances to facilitate his or her transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing Named Executive Officer to sign a separation and release agreement providing for a general release of all claims as a condition to receiving post-employment compensation payments or benefits. We also believe that these arrangements provided by these agreements help maintain our Named Executive Officers’ continued focus and dedication to their assigned duties to maximize stockholder value if there is a potential transaction that could involve a change in control of the Company. The terms and conditions of these agreements were approved by our Board of Directors after an analysis of competitive market data.
Under the Separation Pay Agreements, all acceleration of vesting of outstanding equity awards in the event of a change in control of the Company are payable only if there is a connected involuntary loss of employment or a constructive termination of employment by Mr. Lynton and Ms. DeSieno (a so-called "double-trigger" arrangement). We use this double-trigger arrangement to protect against the loss of retention value following a change in control of the Company and to avoid windfalls, both of which could occur if vesting of equity awards accelerated automatically as a result of the transaction.
We do not use excise tax payments (or "gross-ups") relating to a change in control of the Company and have no such obligations in place with respect to any of our Named Executive Officers.
We believe that reasonable and competitive post-employment compensation arrangements, including in the event of a change in control of the Company, are essential to attracting and retaining highly qualified executive officers. The Compensation Committee does not consider the specific amounts payable under the post-employment compensation arrangements when determining the annual compensation for our Named Executive Officers. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

Insider Trading Policy and Short-Selling, Hedging, and Pledging
We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities and those of public companies in which we have a business relationship by our directors, executive officers, employees and consultants, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. Additionally, it is our company’s intent to comply with insider trading laws, rules and regulations. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K.
Under our Insider Trading Policy, our employees (including officers) and the non-employee members of our Board of Directors are prohibited from engaging in short sales, transactions in put or call options, hedging transactions, holding our securities in margin accounts, pledging our securities or other inherently speculative transactions with respect to our stock at any time.
Other Compensation Policies
Stock Ownership Policy
We maintain stock ownership guidelines for our non-employee directors, our Chief Executive Officer and our other Named Executive Officers. Our non-employee directors, Chief Executive Officer and our other Named Executive Officers are required to own shares of our common stock with a value equal to at least the following:

Position	Ownership Requirement
Non-Employee Directors	5X cash retainer
Chief Executive Officer	5X base salary
Other Named Executive Officers	1X base salary
Each individual has five years from the later of the date of adoption of these guidelines or the date of appointment of the individual as a director or a Named Executive Officer to achieve the required ownership levels. We believe that these guidelines promote the alignment of the long-term interests of our Named Executive Officers and non-employee members of our Board of Directors with our stockholders. Under our stock ownership guidelines, only shares owned outright count toward the satisfaction of the ownership guidelines. Subject to the phase-in periods, the non-employee directors, our Chief Executive Officer and our other Named Executive Officers are currently compliant with the stock ownership guidelines.
Compensation Recovery ("Clawback") Policy
We maintain the Cardlytics, Inc. Incentive Compensation Recoupment Policy (the "Clawback Policy"), which is intended to comply with Section 10D of the Exchange Act, Exchange Act Rule 10D-1 and Listing Rule 5608 of the listing standards of Nasdaq.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We do not grant stock options, stock appreciation rights, or similar instruments with option-like features and have no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K.
Tax and Accounting Considerations
The Compensation Committee takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.
Deductibility of Executive Compensation
Under Section 162(m) of the Code, compensation paid to each of our "covered employees" that exceeds $1 million per taxable year is generally non-deductible. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, it also looks at other factors in making its decisions and retains the flexibility to provide compensation for our Named Executive Officers in a manner consistent with the goals of our executive compensation program, which may include providing for compensation that is not deductible due to the deduction limit under Section 162(m).

Accounting for Stock-Based Compensation
The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC Topic 718"), the standard which governs the accounting treatment of certain stock-based compensation. Among other things, ASC Topic 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers, non-employee directors, and other employees. This compensation expense is based on the grant date "fair value" of the equity award and, in most cases, will be recognized ratably over the award's requisite service period (which, generally, will correspond to the award's vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.

EXECUTIVE COMPENSATION
2024 Summary Compensation Table
The following table sets forth information regarding compensation earned with respect to the years ended December 31, 2022, 2023 and 2024 by our Named Executive Officers:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(4)	Bonus ($)		Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total ($)
Amit Gupta, Chief Executive Officer, Director and former Chief Operating Officer(1)	2024	438,126	3,845,256	275,000	(5)	—	33,284	4,591,666
	2023	331,002	1,925,000	100,000		252,623	28,002	2,636,627
Karim Temsamani, former Chief Executive Officer and Director(2)	2024	418,654	4,770,000	—		—	26,600	5,215,254
	2023	500,001	968,000	—		384,038	33,905	1,885,944
	2022	166,667	16,909,931	250,000		—	7,357	17,333,955
Alexis DeSieno, Chief Financial Officer(3)	2024	400,001	1,825,256	—		—	19,102	2,244,359
	2023	153,538	4,784,500	165,000		117,842	7,086	5,227,966
Nick Lynton, Chief Legal and Privacy Officer	2024	334,750	1,352,057	—		—	26,050	1,712,857
	2023	311,247	484,000	—		239,206	26,972	1,061,425
	2022	243,495	1,305,852	2,500		11,075	13,057	1,575,979
(1)Mr. Gupta was appointed as Chief Executive Officer on August 16, 2024. Mr. Gupta was not a Named Executive Officer for the year ended December 31, 2022.
(2)Mr. Temsamani resigned as Chief Executive Officer on August 16, 2024.
(3)Ms. DeSieno was not a Named Executive Officer for the year ended December 31, 2022.
(4)Amounts reported represent the aggregate grant date fair value of the RSU awards to our Named Executive Officers during the years presented, calculated in accordance with ASC Topic 718, Compensation—Stock Compensation. The assumptions used in calculating the grant date fair value of the RSUs reported in these columns are set forth in Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. This amount does not reflect the actual economic value that may be realized by the Named Executive Officer.
(5)The reported amount reflects a signing bonus of $275,000 in connection with Mr. Gupta's appointment as Chief Executive Officer on August 16, 2024.
(6)The amounts reported in this column represent annual performance-based bonuses earned based on the achievement of Company goals and other factors deemed relevant by the Board of Directors and the Compensation Committee. For additional information, see the section titled “—Compensation Discussion and Analysis—Short-Term Incentive Compensation.”
(7)This amount includes our Section 401(k) plan matching contributions as well as life and health insurance premiums paid by us.

Grants of Plan-Based Awards in 2024 Table
The following table shows certain information regarding the time-based RSU awards granted under our 2018 Equity Incentive Plan and the 2022 Inducement Plan to our Named Executive Officers during 2024.

Name and Principal Position	Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards		Grant Date Fair Value of Stock Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Shares (#)
Amit Gupta, Chief Executive Officer, Director and former Chief Operating Officer	RSU	3/22/2024				114,796	(2)	1,825,256
	RSU	8/21/2024				500,000	(3)	2,020,000
	Annual Cash		197,157	394,313	552,038
Karim Temsamani, former Chief Executive Officer and Director	RSU	3/22/2024				300,000	(2)	4,770,000
	Annual Cash		187,500	375,000	525,000
Alexis DeSieno, Chief Financial Officer	RSU	3/22/2024				114,796	(2)	1,825,256
	Annual Cash		180,001	360,001	504,001
Nick Lynton, Chief Legal and Privacy Officer	RSU	3/22/2024				85,035	(2)	1,352,057
	Annual Cash		150,638	301,275	421,785
(1)These amounts set forth represent possible payouts pursuant to the short-term incentive compensation 2024 Bonus Plan. For more information about the 2024 Bonus Plan and the amounts actually awarded to our Named Executive Officers, see "Compensation Discussion and Analysis."
(2)The reported awards include service-based restricted stock units vesting over a two-year period, contingent upon the Named Executive Officer remaining continuously employed by us through each applicable vesting date.
(3)The reported awards include service-based restricted stock units vesting over a one-year period, contingent upon the Named Executive Officer remaining continuously employed by us through each applicable vesting date.

2024 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth certain information about equity awards granted to our Named Executive Officers that were outstanding as of December 31, 2024. Mr. Temsamani had no outstanding equity awards as of December 31, 2024.

	Option Awards(1)				Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(10)
Amit Gupta, Chief Executive Officer, Director and former Chief Operating Officer					43,750	(2)	162,313
					86,097	(3)	319,420
					500,000	(4)	1,855,000
Alexis DeSieno, Chief Financial Officer					131,250	(2)	486,938
					86,097	(3)	319,420
Nick Lynton, Chief Legal and Privacy Officer	779	—	24.48	4/1/2027
					6,312	(5)	23,418
					6,312	(6)	23,418
					6,312	(6)	23,418
					682	(7)	2,530
					3,488	(8)	12,940
					11,046	(9)	40,981
					63,777	(3)	236,613
(1)All of the option awards listed in the table above were granted under our 2008 Stock Plan.
(2)These shares represent awards granted under our 2022 Inducement Plan.
(3)These shares represent unvested shares underlying a RSU award granted in April 2024. The remaining unvested shares vest in equal amounts quarterly for six quarters.
(4) These shares represent unvested shares underlying a RSU award granted in August 2024. The remaining unvested shares vest in equal amounts bi-annually over a two year period from the grant date.
(5)These shares represent unvested shares underlying a PSU award granted in August 2022. The performance measures were met in February 2025.
(6)These shares represent unvested shares underlying a PSU award granted in August 2022. The unvested shares vest in April 2026 if the performance targets are met.
(7)These shares represent unvested shares underlying a RSU award granted in April 2021. The remaining unvested portion of this grant will vest in April 2025.
(8)These shares represent unvested shares underlying a RSU award granted in March 2022. The remaining unvested shares vest in equal amounts quarterly for five quarters.
(9)These shares represent unvested shares underlying a RSU award granted in July 2022. The remaining unvested shares vest in equal amounts quarterly for seven quarters.
(10)The market value amount is calculated based on the closing price of our common stock of $3.71 per share on December 31, 2024.
Option Exercises and Stock Vested in 2024 Table
The following table provides certain information with respect to RSU award vestings for our Named Executive Officers during 2024. None of our Named Executive Officers exercised any stock options during 2024.

	Stock Awards
Name and Principal Position	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)
Amit Gupta, Chief Executive Officer, Director and former Chief Operating Officer	334,949	$2,428,663
Karim Temsamani, former Chief Executive Officer and Director	268,157	$2,618,539
Alexis DeSieno, Chief Financial Officer	247,449	$1,002,850
Nick Lynton, Chief Legal and Privacy Officer	81,383	$809,607
(1)The value realized on vesting is equal to the closing price per share of our common stock on the vesting date multiplied by the number of units vested on that date. Upon vesting, the RSU awards were settled by issuing that number of shares of our common stock that equal the number of units that vested.

Employment, Severance and Change in Control Agreements
Employment Arrangements and Offer Letters
Each of our Named Executive Officers' employment is "at will" and may be terminated at any time, subject to his or her right to receive certain post-employment payments and benefits, as described below under "Potential Payments Upon Termination or Change of Control."
Potential Payments upon Termination or Change of Control
The following table summarizes the estimated payments and benefits to be made to our Named Executive Officers under the terms of their Separation Pay Agreements in the event of a termination of employment without cause or for good reason in connection with a change in control of the Company. The Separation Pay Agreements provide that, upon execution of a separation and release agreement in favor of the Company, the Named Executive Officer will receive certain payments and benefits in the event we terminate his or her employment "without cause" or he or she resigns for "good reason" (as each term is defined in the Separation Pay Agreement). In accordance with SEC rules, the following table does not include any amount to be provided to a Named Executive Officer under any arrangement that does not discriminate in scope, terms, or operation in favor of the Named Executive Officer and that are available generally to all salaried employees. Also, the following table does not duplicate information already provided in the "2024 Outstanding Equity Awards at Fiscal Year-End Table," except to the extent the amount payable to the Named Executive Officer would be enhanced by the termination event. The amounts in the following table are hypothetical. Actual payments will depend on the circumstances and timing of any actual termination of employment.
In accordance with SEC rules, for purposes of the quantitative disclosure in the following table, we have assumed the termination of employment took place on December 31, 2024 under the terms of the current Separation Pay Agreements, and the price per share of our common stock is the closing price of our common stock per share as reported on The Nasdaq Global Market on December 31, 2024, or $3.71.

Name	Termination by Company Without Cause or by Employee for Good Reason ($ for 12 month period)
Amit Gupta
Severance Payment(1)	550,000
Acceleration of Equity Awards(2)	—
Health Insurance Benefits(1)	33,284
Total	583,284
Alexis DeSieno
Severance Payment(1)	400,000
Acceleration of Equity Awards(3)	806,357
Health Insurance Benefits(1)	19,102
Total	1,225,459
Nick Lynton
Severance Payment(1)	338,000
Acceleration of Equity Awards(3)	363,317
Health Insurance Benefits(1)	26,050
Total	727,367
(1)If we terminate the employment of a Named Executive Officer without cause or a Named Executive Officer resigns for good reason, the Named Executive Officer will be paid 12 months of base salary, the pro-rated portion of their annual bonus if qualified, and the Named Executive Officer will receive continued medical benefits for 12 months.
(2)Mr. Gupta's Severance Agreement provide the acceleration of his outstanding equity awards in connection with a change in control.
(3)If 90 days prior or one year after a change of control of the Company, one of the following events occurs with respect to a Named Executive Officer, then all outstanding and unvested options, restricted shares or restricted stock units will immediately fully vest and become exercisable:
a.terminated without cause (as defined in the Separation Pay Agreement) or by the Named Executive Officer for good reason (as defined in the Separation Pay Agreement);
b.role and responsibilities or duties are materially changed, reduced or eliminated;
c.compensation is materially reduced; or
d.geographic location of employment is materially changed.

Pay Ratio Disclosure
Under Item 402(u) of Regulation S-K, we are required to calculate and disclose the median of the annual total compensation of all our employees (except our Chief Executive Officer), the annual total compensation of our Chief Executive Officer and the ratio of the median of the annual total compensation of all our employees compared to the annual total compensation of our Chief Executive Officer (the "CEO Pay Ratio"). Since there has been no change in our employee population or employee compensation arrangements in the past year that we reasonably believe would result in a significant change to our pay ratio disclosure, we have elected to use the same median employee that was identified for 2022 to calculate our 2024 CEO pay ratio, as allowed by Item 402(u) of Regulation S-K.
To identify our median employee, we used the following methodology:
•To determine our total population of employees, we included all full-time, part-time, seasonal and temporary employees as of December 31, 2022.
•We identified our median employee from our employee population based on each employee's 2022 base salary.
•Base salaries paid in foreign currencies were converted to U.S. dollars based on the exchange rates in effect on December 31, 2022.
To determine their total compensation of the median employee we calculated the annual total compensation of this employee for 2024 in accordance with the requirements of the Summary Compensation Table.
For 2024, the median of the annual total compensation of all our employees (except our Chief Executive Officer) was $142,502 and the annual total compensation of our Chief Executive Officer, as reported in the 2024 Summary Compensation Table included in this Proxy Statement, was $4,591,667. Based on this information, the ratio of our Chief Executive Officer's annual total compensation to the median of the annual total compensation of all our employees was 32:1.

PAY VS. PERFORMANCE
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to our Primary Executive Officer ("PEO"), our Named Executive Officers ("NEO") and the financial performance of the Company based on certain financial performance measures. For further information concerning the Company's pay-for-performance philosophy and how we align executive compensation with our financial performance, refer to the "Compensation Discussion and Analysis" above.

Pay Versus Performance Table
Year	Summary Compensation Table Total for PEO - Amit Gupta, Chief Executive Officer(1)	Compensation Actually Paid to PEO - Amit Gupta, Chief Executive Officer (2)	Summary Compensation Table Total for PEO - Karim Temsamani, former Chief Executive Officer(1)	Compensation Actually Paid to PEO - Karim Temsamani, former Chief Executive Officer (2)	Summary Compensation Table Total for PEO - Lynne Laube, former Chief Executive Officer(1)	Compensation Actually Paid to PEO - Lynne Laube, former Chief Executive Officer (2)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(6)
2024	$4,591,666	$3,752,640	$5,215,254	$981,193	$—	$—	$367,375	$275,657
2023	$—	$—	$1,885,944	$5,583,531	$—	$—	$2,322,440	$2,505,075
2022	$—	$—	$17,333,955	$8,199,633	$8,105,384	$11,009,497	$2,962,076	$(1,369,258)
2021	$—	$—	$—	$—	$6,625,395	$(15,130,174)	$2,803,310	$(5,836,574)
2020	$—	$—	$—	$—	$5,773,600	$34,104,283	$2,765,365	$13,724,075

	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (millions)(9)	Company Selected Measure	Company Supplemental Measure
Year	Total Stockholder Return(7)	Peer Group Total Stockholder Return(8)		Adjusted Contribution (millions)(3)	Adjusted EBITDA (millions)(4)
2024	$64	$185	$(189)	$151	$3
2023	$159	$143	$(135)	$159	$4
2022	$9	$67	$(465)	$143	$(45)
2021	$46	$121	$(129)	$130	$(12)
2020	$227	$144	$(55)	$82	$(8)

(1)The dollar amounts reported in this column represent the amount of total compensation reported for Mr. Gupta, Chief Executive Officer, Mr. Temsamani, our former Chief Executive Officer and Ms. Laube, our former Chief Executive Officer, for each covered fiscal year in the "Total" column of the Summary Compensation Table for each applicable fiscal year.
(2)The dollar amounts reported in this column represent the amount of "compensation actually paid" to Mr. Gupta, Mr. Temsamani and Ms. Laube, as computed in accordance with Item 402(v) of Regulation S-K, for each covered fiscal year. The dollar amounts do not reflect the actual amount of compensation earned or received by or paid to Mr. Temsamani and Ms. Laube during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Temsamani's and Ms. Laube's total compensation for each covered fiscal year to determine the compensation actually paid to each of them for such fiscal year:
(3)Adjusted Contribution is a non-GAAP measure for which Gross Profit is the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. Adjusted contribution is defined as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partner. Adjusted contribution demonstrates how incremental revenue on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Please refer to Appendix A for the "Reconciliation of GAAP Gross Profit to Adjusted Contribution."
(4)Adjusted EBITDA is a non-GAAP measure for which Net Loss is the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. Adjusted EBITDA represents our Net Loss before interest expense, net; depreciation and amortization; stock-based compensation expense; foreign currency loss (gain); gain on debt extinguishment; acquisition, integration and divestiture costs (benefits); change in contingent consideration; impairment of goodwill and intangible assets, loss on divestiture; restructuring and reduction of force; income tax benefit and, in applicable periods, certain other income and expense items, such as deferred implementation costs. Please refer to Appendix A for the "Reconciliation of GAAP Net Loss to Adjusted EBITDA."

PEO - Amit Gupta, Chief Executive Officer
Year	Reported Summary Compensation Table Total for PEO	Reported Grant Date Fair Value of Equity Awards in Summary Compensation Table(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2024	$4,591,666	$(3,845,256)	$3,006,230	$3,752,640

PEO - Karim Temsamani, former Chief Executive Officer
Year	Reported Summary Compensation Table Total for PEO	Reported Grant Date Fair Value of Equity Awards in Summary Compensation Table(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2024	$5,215,254	$(4,770,000)	$535,939	$981,193
2023	$1,885,944	$(968,000)	$4,665,587	$5,583,531
2022	$17,333,955	$(16,909,931)	$7,775,609	$8,199,633

PEO - Lynne Laube, former Chief Executive Officer
Year	Reported Summary Compensation Table Total for PEO	Reported Grant Date Fair Value of Equity Awards in Summary Compensation Table(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2024	$—	$—	$—	$—
2023	$—	$—	$—	$—
2022	$8,105,384	$(7,575,254)	$10,479,367	$11,009,497
2021	$6,625,395	$(5,898,263)	$(15,857,306)	$(15,130,174)
2020	$5,773,600	$(5,332,211)	$33,662,894	$34,104,283
(a)The reported grant date fair value of equity awards represents the total of the amounts reported in the "Stock Awards" and "Option Awards" columns in the Summary Compensation Table for each applicable fiscal year.

(b)The equity award adjustments for each covered fiscal year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of all equity awards granted during the applicable fiscal year that are outstanding and unvested as of the end of the applicable fiscal year; (ii) the amount equal to the change as of the end of the applicable fiscal year (from the end of the prior fiscal year) in fair value of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the applicable fiscal year; (iii) for equity awards that are granted and vest in same applicable fiscal year, the fair value as of the vesting date; (iv) for equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the applicable fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for equity awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the applicable fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in the total compensation for the applicable fiscal year. The valuation assumptions used to calculate the fair values for purposes of determining "compensation actually paid" did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:
(c)

PEO - Amit Gupta, Chief Executive Officer
Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested/Forfeited in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
2024	$2,336,732	$—	$334,949	$334,549	$—	$3,006,230
(d)

PEO - Karim Temsamani, former Chief Executive Officer
Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested/Forfeited in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
2024	$—	$—	$268,157	$267,782	$—	$535,939
2023	$921,000	$(8,518,025)	$7,635,245	$4,627,367	$—	$4,665,587
2022	$7,775,609	$—	$—	$—	$—	$7,775,609
(e)

PEO - Lynne Laube, former Chief Executive Officer
Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested/Forfeited in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
2024	$—	$—	$—	$—	$—	$—
2023	$—	$—	$—	$—	$—	$—
2022	$—	$—	$295,546	$(5,841,747)	$16,025,569	$10,479,367
2021	$3,501,448	$(15,135,022)	$—	$(4,223,732)	$—	$(15,857,306)
2020	$23,027,373	$8,989,875	$102,984	$1,542,662	$—	$33,662,894
(5)The dollar amounts reported in this column represent the average of the amounts of total compensation reported for our NEOs as a group (excluding Mr. Gupta, Mr. Temsamani and Ms. Laube) for each applicable fiscal year in the "Total" column of the Summary Compensation Table. The names of each of the NEOs (excluding Mr. Gupta, Mr. Temsamani and Ms. Laube) included for purposes of calculating the average amounts of total compensation in each applicable fiscal year are as follows: (i) for 2024, Ms. DeSieno and Mr. Lynton; (ii) for 2023, Mr. Gupta, Ms. DeSieno, Mr. Lynton and Andrew Christiansen, our former Chief Financial Officer; (iii) for 2022, Mr. Christiansen, Mr. Lynton and Kirk Somers, our former Chief of Legal and Privacy Officer; (iv) for 2021, Mr. Christiansen and Mr. Somers; and (v) for 2020, Mr. Christiansen and Mr. Somers.

(6)The dollar amounts reported in this column represent the average amount of "compensation actually paid" to the NEOs as a group (excluding Mr. Temsamani and Ms. Laube), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned or received by or paid to the NEOs as a group (excluding Mr. Temsamani and Ms. Laube) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the average total compensation for the NEOs as a group (excluding Mr. Temsamani and Ms. Laube) for each applicable fiscal year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Grant Date Fair Value of Equity Awards in Summary Compensation Table	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$367,375	$(1,588,656)	$1,496,938	$275,657
2023	$2,322,440	$(2,397,833)	$2,580,468	$2,505,075
2022	$2,962,076	$(3,934,969)	$(396,365)	$(1,369,258)
2021	$2,803,310	$(2,276,866)	$(6,363,018)	$(5,836,574)
2020	$2,765,365	$(2,429,300)	$13,388,010	$13,724,075
(a) The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Average Equity Award Adjustments
2024	$1,168,802	$—	$164,416	$163,720	$—	$1,496,938
2023	$2,302,500	$(129,265)	$268,150	$132,868	$6,215	$2,580,468
2022	$342,519	$(2,588,113)	$114,281	$(962,317)	$2,697,265	$(396,365)
2021	$1,126,339	$(5,984,452)	$—	$(1,504,905)	$—	$(6,363,018)
2020	$9,671,454	$3,096,513	$78,564	$541,479	$—	$13,388,010
(7)Cumulative total stockholder return ("TSR") is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between our share price at the end of the applicable measurement period and the beginning of the measurement period by our share price at the beginning of the measurement period.
(8)Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Nasdaq Composite Index.
(9)The dollar amounts reported represent the amount of net income reflected in our audited financial statements for each applicable fiscal year.
Financial Performance Measures
As described in greater detail in "Executive Compensation – Compensation Discussion and Analysis," our executive compensation program reflects a variable "pay-for-performance" philosophy. The performance measures that we use for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our Chief Executive Officer and other NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by us to link executive compensation actually paid to our Chief Executive Officer and other NEOs, for the most recently completed fiscal year, to our performance are as follows:
a.Net Income (loss)
b.Adjusted EBITDA
c.Adjusted Contribution
d.Relative TSR (the Company's TSR as compared to a peer group established by the Compensation Committee)
e.Return on Investment

Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in "Executive Compensation – Compensation Discussion and Analysis," our executive compensation program reflects a variable "pay-for-performance" philosophy. While we utilize several performance measures to align executive compensation with our performance, all of those performance measures are not presented in the Pay versus Performance table. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular fiscal year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the "Pay vs. Performance" table.
Compensation Actually Paid and Net Loss
The amount of compensation actually paid to Mr. Gupta, Mr. Temsamani and Ms. Laube and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Gupta, Mr. Temsamani and Ms. Laube) is generally aligned with our net income over the five years presented in the table. While we do not use net income as a performance measure in our executive compensation program, the measure of net income is correlated with the measure adjusted contribution and adjusted EBITDA, which we do use for when setting goals in our short-term incentive compensation program and the performance-based RSUs that were awarded during 2020, 2021 and 2022 to our PEOs and other NEOs.

Compensation Actually Paid vs. Net Loss
Compensation Actually Paid
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$—
$(5,000,000)
$(10,000,000)
$(15,000,000)
Net Loss (in millions)
0
-100
-200
-300
-400
-500
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
PEO - Lynne Laube
PEO - Karim Temsamani
PEO - Amit Gupta
Average for Non-PEO NEOs
Net Loss

Compensation Actually Paid and Adjusted Contribution
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Gupta, Mr. Temsamani and Ms. Laube, and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Gupta, Mr. Temsamani and Ms. Laube), is generally aligned with our adjusted contribution over the five years presented in the table. As described above, we define adjusted contribution as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental revenue on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. While we use numerous financial and non-financial performance measures for the purpose of evaluating performance for our compensation programs, we have determined that adjusted contribution is the financial performance measure that, in our assessment, represents one of the two most important performance measures used by us to link compensation actually paid to our PEOs and other NEOs, for the most recently completed fiscal year, to our performance. We use adjusted contribution when setting goals in our short-term incentive compensation program, as well as for setting goals for the performance-based RSUs awards that are granted to our PEOs and other NEOs. As described in more detail in "Executive Compensation – Compensation Discussion and Analysis," we target that approximately 1% of the value of total compensation awarded to our PEOs and other NEOs consists of amounts determined under our short-term incentive compensation program and approximately 85% of the value of total compensation awarded to our PEOs and other NEOs is to be comprised of equity awards, including restricted stock unit awards, performance-based restricted stock unit awards and stock options.

Compensation Actually Paid vs. Company Adjusted Contribution
Compensation Actually Paid
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$—
$(5,000,000)
$(10,000,000)
$(15,000,000)
Adjusted Contribution (in millions)
240
200
160
120
80
40
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
PEO - Lynne Laube
PEO - Karim Temsamani
PEO - Amit Gupta
Average for Non-PEO NEOs
Adjusted Contribution

Compensation Actually Paid and Adjusted EBITDA
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Gupta, Mr. Temsamani and Ms. Laube, and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Temsamani and Ms. Laube) is generally aligned with our adjusted EBITDA over the five years presented in the table. As described above, we define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); impairment of goodwill and intangible assets; deferred implementation costs; restructuring and reduction of force costs; acquisition and integration (benefits) costs; and change in fair value of contingent consideration.
While we use numerous financial and non-financial performance measures for the purpose of evaluating performance for our compensation programs, we have determined that adjusted EBITDA is one of the two most important financial performance measures used by us to link compensation actually paid to our PEOs and other NEOs, for the most recently completed fiscal year, to our performance. We use adjusted EBITDA when setting goals in our short-term incentive compensation program, as well as for setting goals for the performance-based RSU awards that are granted to our PEOs and other NEOs. As described in more detail in "Executive Compensation – Compensation Discussion and Analysis," we target that approximately 1% of the value of total compensation awarded to our PEOs and other NEOs consists of amounts determined under our short-term incentive compensation program and approximately 85% of the value of total compensation awarded to our PEOs and other NEOs is to be comprised of equity awards, including restricted stock unit awards, performance-based restricted stock unit awards, and stock options.

Compensation Actually Paid vs. Company Adjusted EBITDA
Compensation Actually Paid
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$—
$(5,000,000)
$(10,000,000)
$(15,000,000)
Adjusted EBITDA (in millions)
12
0
-12
-24
-36
-48
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
PEO - Lynne Laube
PEO - Karim Temsamani
PEO - Amit Gupta
Average for Non-PEO NEOs
Adjusted EBITDA

Cumulative TSR of the Company and Cumulative TSR of the Peer Group
As demonstrated by the following graph, our cumulative TSR over the five-year period presented in the table was (53%), while the cumulative TSR of the peer group presented for this purpose, the Nasdaq Composite Index, was (47%) over the five years presented in the table. Our cumulative TSR consistently outperformed the Nasdaq Composite Index during the five years presented in the table, representing our superior financial performance as compared to the companies comprising the Nasdaq Composite Index. For more information regarding our performance and the companies that the Compensation Committee considers when determining compensation, refer to "Executive Compensation – Compensation Discussion and Analysis."

Cardlytics TSR vs. Peer Group TSR
$240.00
$200.00
$160.00
$120.00
$80.00
$40.00
$—
Cumlative TSR
2019
2020
2021
2022
2023
2024
Period Ending
Cardlytics, Inc. Cumlative TSR
NASDAQ Composite Index Cumulative TSR

Compensation Actually Paid and Cumulative TSR of the Company
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Gupta, Mr. Temsamani and Ms. Laube, and the average amount of compensation actually paid to our NEOs as a group (excluding Mr. Gupta, Mr. Temsamani and Ms. Laube) is generally aligned with our cumulative TSR over the five-year period. For more information regarding the Company's performance and the companies that the Compensation Committee considers when determining compensation, refer to "Executive Compensation – Compensation Discussion and Analysis."

Compensation Actually Paid vs.Cardlytics TSR
Compensation Actually Paid
Cumulative TSR
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$—
$(5,000,000)
$(10,000,000)
$(15,000,000)
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
PEO - Lynne Laube
PEO - Karim Temsamani
PEO - Amit Gupta
Average for Non-PEO NEOs
Cardlytics, Inc. Cumlative TSR

All information provided above under the "Pay vs. Performance" heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate such information by reference.

DIRECTOR COMPENSATION
The following table sets forth information regarding the compensation earned for service on our Board of Directors with respect to the year ended December 31, 2024 by our non-employee directors. Mr. Gupta, our Chief Executive Officer, is also a member of our Board of Directors, but did not receive any additional compensation for his service as a director. Mr. Gupta's compensation as an executive officer is set forth above in the “Executive Compensation - 2024 Summary Compensation Table."
2024 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Andre Fernandez	$37,500	$136,165	$173,665
Jon Francis	$22,500	$136,165	$158,665
Srishti Gupta(2)	$—	$25,453	$25,453
Scott Hill	$45,000	$96,470	$141,470
Liane Hornsey(3)	$14,258	$115,458	$129,716
Jessica Jensen(4)	$11,868	$—	$11,868
Jack Klinck	$48,750	$96,470	$145,220
Aimée Lapic(5)	$11,868	$—	$11,868
Alex Mishurov(6)	$—	$—	$—
(1)This column reflects the aggregate grant date fair value of the RSU awards granted during the fiscal year as computed in accordance with ASC Topic 718 and reported as stock-based compensation in our consolidated financial statements.
(2)Srishti Gupta joined our Board of Directors on October 30, 2024.
(3)Liane Hornsey joined our Board of Directors on April 9, 2024.
(4)Jessica Jensen resigned from our Board of Directors on May 23, 2024.
(5)Aimée Lapic resigned from our Board of Directors on May 23, 2024.
(6)Alex Mishurov joined our Board of Directors on September 19, 2023. Mr. Mishurov has agreed to not receive any compensation for his service as a director through the 2025 Annual Meeting of Stockholders. If elected by our stockholders to continue as a director at the 2025 Annual Meeting of Stockholders, pursuant to our non-employee director compensation policy, Mr. Mishurov will then be entitled to receive compensation on a go-forward basis. In January 2024 Mr. Mishurov agreed to not receive any compensation for his services as a director incurred through the 2026 Annual Meeting of Stockholders.
(7)The table below shows the aggregate number of option awards and stock awards outstanding for each of our non-employee directors as of December 31, 2024:

Name	Option Awards (#)		Stock Awards (#)
Andre Fernandez	—		11,000
Jon Francis	—		11,000
Srishti Gupta	—		6,148
Scott Hill	—		11,000
Liane Hornsey	—		11,000
Jack Klinck	25,000	(a)	11,000
Alex Mishurov	—		—
(a)Fully vested.

Non-Employee Director Compensation Policy
Our Board of Directors has adopted a director compensation policy for our non-employee directors. The policy provides for the compensation of non-employee directors with cash and equity compensation. Under the policy, each non-employee director will receive an annual board service retainer of $30,000, except for the Board Chair who receives an annual board service retainer of $75,000. Under the policy, the chair of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee receive additional annual committee chair service retainers of $30,000, $15,000 and $15,000, respectively. Other members of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee received additional annual cash retainers of $20,000, $10,000 and $10,000, respectively, for each such committee of which they are a member. The annual cash compensation amounts set forth above are payable in equal quarterly installments, payable in arrears following the end of each calendar quarter in which the board service occurs, prorated for any partial months of service. Under the policy, we also reimburse all reasonable out-of-pocket travel expenses incurred by non-employee directors in attending meetings of our Board of Directors or any committee thereof.
In addition to cash compensation, each non-employee director is eligible to receive RSU awards. Each continuing non-employee director as of the date of our Annual Meeting of Stockholders receives an annual grant of a RSU award with a grant date fair value of $165,000; provided that in no event will the grant exceed 11,000 shares. The RSU award will vest in full on the first anniversary of such grant date; provided that the applicable non-employee director is, as of such vesting date, then a member of our Board of Directors. Further, each new non-employee director who joins our Board of Directors will receive a one-time RSU award upon the date of his or her appointment or election to our Board of Directors with a grant date fair value no greater than $165,000, pro-rated based on the amount of time until the next Annual Meeting of Stockholders; provided that in no event will the grant exceed 11,000 shares or, in the event that the grant is pro-rated, more shares than would be equal to 11,000 shares on an annualized basis. The RSU award will vest in full on the first anniversary of such grant date, provided that the applicable non-employee director is, as of such vesting date, then a member of our Board of Directors. The share cap on both the annual RSU award for each continuing non-employee director and the one-time RSU award for each new non-employee director was implemented in October 2023 to address stockholder concerns relating to the potential dilutive effect of these non-employee director equity awards.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2024:

Name	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)(#)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c)(#)
Plan Category
Equity compensation plans approved by security holders(1)	3,430,898	(1)	13.20	(2)	1,064,331	(3)
Equity compensation plans not approved by security holders	1,134,200		n/a		2,657,349	(4)
Total	4,565,098		13.20		3,721,680
(1)Includes the 2008 Stock Plan, the 2018 Equity Incentive Plan, the 2018 Employee Stock Purchase Plan, the Dosh Holdings, Inc. 2017 Incentive Plan and the Ecinity, Inc. (Bridg) 2012 Equity Incentive Plan. On January 1 of each year, the number of shares reserved under the 2018 Equity Incentive Plan and the 2018 Employee Stock Purchase Plan is automatically increased by 5% and 1%, respectively, of the total number of shares of common stock that are outstanding as of December 31 of the previous year, or a lesser number of shares as may be determined by our Board of Directors. Accordingly, an additional 2,562,851 shares and 500,000 shares were added to the number of available shares under the 2018 Equity Incentive Plan and the 2018 Employee Stock Purchase Plan, respectively, effective January 1, 2025. These increases are not reflected in the table above.
(2)Includes 529,419 stock options outstanding as of December 31, 2024, at a weighted-average exercise price of $13.20 per share, 3,229,292 shares of common stock issuable upon the vesting of outstanding RSUs and 149,997 shares of common stock issuable upon the vesting of outstanding PSUs. The RSUs and PSUs have no exercise price.

(3)Securities remaining available for future issuance under equity compensation plans include 534,912 shares of common stock available for issuance under the 2018 Employee Stock Purchase Plan and 529,419 shares of common stock available for issuance under the 2018 Equity Incentive Plan.
(4)Securities remaining available for future issuance under equity compensation plans include 2,657,349 shares of common stock available for issuance under the 2022 Inducement Plan as of December 31, 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our common stock as of March 26, 2025 for:
•each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•each of our Named Executive Officers;
•each of our directors; and
•all of our executive officers and directors as a group.
The percentage ownership information shown in the table below is based upon 52,174,481 shares of common stock outstanding as of March 26, 2025.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of common stock issuable pursuant to the vesting of restricted stock units and the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of March 26, 2025. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for persons listed in the table is c/o Cardlytics, Inc., 675 Ponce de Leon Ave. NE, Suite 4100, Atlanta, GA 30308.

	Beneficial Ownership
Name of Beneficial Owner	Shares	Percentage
5% or greater stockholders:
Entities affiliated with CAS Investment Partners, LLC(1)	5,614,878	10.8%
Entities affiliated with BlackRock, Inc..(2)	3,137,388	6.0
Named Executive Officers and Directors:
Amit Gupta(3)	364,072	*
Alexis DeSieno(4)	140,948	*
Nick Lynton(5)	94,706	*
Andre Fernandez(6)	4,310	*
Jon Francis(6)	4,310	*
Scott A. Hill(6)	46,748	*
Jack Klinck(6)	67,593	*
Liane Hornsey(6)	11,000	*
Alex Mishurov(7)	1,354,330	*
Srishti Gupta	—	*
Karim Temsamani(8)	385,530	*
All current executive officers and directors as a group (10 persons)	2,088,017	4.4%*
* Represents beneficial ownership of less than 1.0%
(1)Consists of 3,425,295 shares of common stock held by Sosin Master, L.P. and 2,189,483 shares of common stock owned by CSWR Partners, L.P. This information has been obtained from a Schedule 13G/A filed on March 26, 2025 by CAS Investment Partners, LLC., Sosin Master, LP, CSWR Partners, LP and Clifford Sosin. Clifford Sosin is the managing member of CAS Investment Partners, LLC, which is the investment manager of Sosin Master, L.P. and CSWR Partners, L.P. By virtue of the foregoing relationships, each of the reporting persons may be deemed to beneficially own the securities held by Sosin Master, L.P. and CSWR Partners, L.P. The address of CAS Investment Partners, LLC is 575 Lexington Avenue, Suite 12-101, New York, NY 10022.
(2)This information has been obtained from a Schedule 13G/A filed on November 12, 2024 by entities associated with BlackRock, Inc. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(3)Includes 43,750 shares of common stock issuable upon the settlement of restricted stock unit awards within 60 days of March 26, 2025.
(4)Includes 43,750 shares of common stock issuable upon the settlement of restricted stock unit awards within 60 days of March 26, 2025.
(5)Includes (i) 582 shares of common stock issuable upon the settlement of restricted stock unit awards within 60 days of March 26, 2025, (ii) 1,578 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of March 26, 2025 and (iii) 10,630 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of March 26, 2025.
(6)Includes 11,000 shares of common stock issuable upon the settlement of restricted stock unit awards within 60 days of March 26, 2025.
(7)Includes (i) 100,000 shares of common stock held directly, (ii) 35,500 shares of common stock held by family trusts and (iii) 1,218,830 shares of common stock held by KPS Fund I LP. Mr. Mishurov is the Chief Executive Officer of the investment manager of KPS Fund I LP (the "Fund"). Mr. Mishurov has investment and voting power of the shares held by the Fund and may be deemed to beneficially own the securities held by the Fund.
(8)Mr. Temsamani is included in this table because he is a Named Executive Officer for the year ended December 31, 2024, but he is not counted for purposes of aggregating beneficial ownership of our current executive officers and directors as a group.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than ten percent of our common stock (the "Reporting Persons") to file reports on Forms 3, 4 and 5 with the SEC concerning their ownership of, and transactions in, our common stock.
To our knowledge, based on the Section 16(a) reports that have been filed on EDGAR, with respect to the fiscal year ended December 31, 2024, all filings required to be made by the Reporting Persons were made on a timely basis.

PROPOSAL NO. 4 -
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Section 14A of the Exchange Act enables our stockholders to vote to approve, on a non-binding advisory, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC’s rules.
Our Compensation Committee and our Board of Directors believe that our executive compensation program, as described in the section titled "Compensation Discussion and Analysis," the compensation tables and the related narratives and other materials in this Proxy Statement reflects our philosophy of linking the compensation of our executive officers with our performance. Our Compensation Committee and our Board of Directors believe that the executive compensation program is reasonable and effective in that it aligns the interests of our executive officers with both the short-term and long-term interests of our stockholders.
This proposal gives you as a stockholder the opportunity to endorse or not endorse our executive compensation program through the following resolution:
"RESOLVED, that the compensation of our Named Executive Officers, as described in the section titled "Compensation Discussion and Analysis," the compensation tables and the related narratives and other materials in this Proxy Statement are hereby approved."
Because this vote is non-binding and advisory, it will not be binding upon our Board of Directors or our Compensation Committee. However, our Compensation Committee will carefully consider the outcome of the vote when determining future executive compensation arrangements for our executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.
Advisory approval of Proposal No. 4 requires the approval of the holders of a majority of the voting power of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on the proposal at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4

TRANSACTION OF OTHER BUSINESS
At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy on such matters in accordance with their best judgment.

TRANSACTIONS WITH RELATED PERSONS
Since January 1, 2024, we have not been a participant to any agreement in which the amount involved exceeded or will exceed $120,000, and in which any of our then directors, executive officers or holders of more than 5% of any class of our voting securities at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest, other than as described below and the compensation arrangements which are described in the sections titled "Executive Compensation" and "Director Compensation."

Cooperation Agreement
On September 19, 2023, we entered into a Cooperation Agreement (the "Cooperation Agreement") with CAS Investment Partners, LLC and certain of its affiliates (collectively, the "Investors"), which hold more than 5% of our voting securities, regarding the membership and composition of our Board of Directors and related matters. Pursuant to the Cooperation Agreement, we agreed to appoint Alex Mishurov to the Board with an initial term expiring at the Annual Meeting. In addition, we agreed to appoint Mr. Mishurov to the Nominating and Governance Committee and the Compensation Committee of the Board.
The Cooperation Agreement included customary standstill obligations and mutual non-disparagement provisions during the Standstill Period. During the Standstill Period, the Investors agreed to vote all of their shares of Cardlytics in accordance with the Board's recommendations on all proposals or business that may be the subject of stockholder action at stockholder meetings held during the Standstill Period, subject to certain specified exceptions. Under the Cooperation Agreement, the "Standstill Period" began on the date of the Cooperation Agreement and ended on the earlier of (i) October 1, 2024, and (ii) the date that is 30 calendar days prior to the deadline for the submission of stockholder director nominations for the Annual Meeting. Accordingly, the Cooperation Agreement terminated at the end of the Standstill Period.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.
Related-Person Transaction Policy
In February 2018, we adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related-person transactions. For purposes of our policy only, a related-person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants, in which the amount involves exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related-person transaction, including any transaction that was not a related-person transaction when originally consummated or any transaction that was not initially identified as a related-person transaction prior to consummation, our management must present information regarding the related-person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from our employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy.
In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
In considering related-person transactions, our Audit Committee, or other independent body of our Board of Directors, will consider the relevant available facts and circumstances including, but not limited to:
•the risks, costs and benefits to us;
•the impact on a director's independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, our Audit Committee, or another independent body of our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board of Directors, determines in the good faith exercise of its discretion.
All of the transactions described above either were approved by our Audit Committee in accordance with the related-person transaction policy or were entered into prior to the adoption of the related-person transaction policy but were approved by our Board of Directors considering similar factors to those described above.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to Cardlytics, Inc., Attn: Corporate Secretary, 675 Ponce de Leon Ave. NE, Suite 4100, Atlanta, GA 30308 or call our office at (888) 798-5802 to speak with our Investor Relations department. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request "householding" of their communications should contact their brokers.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,

Amit Gupta
Chief Executive Officer and Director

Atlanta, GA
April 3, 2025
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is available without charge upon written request to Cardlytics' Corporate Secretary at 675 Ponce de Leon Ave. NE, Suite 4100, Atlanta, GA 30308.

APPENDIX A
Reconciliation from GAAP Gross Profit to Adjusted Contribution (in thousands):

	Year Ended December 31,
	2024	2023	2022	2021	2020
Revenue	$278,298	$309,204	$298,542	$267,116	$186,892
Minus:
Partner Share and other third-party costs	127,761	150,578	155,507	141,273	109,308
Delivery costs	29,643	28,248	30,403	22,503	14,310
Gross Profit	120,894	130,378	112,632	103,340	63,274
Plus:
Delivery costs	29,643	28,248	30,403	22,503	14,310
Deferred implementation costs	—	—	—	3,785	4,598
Adjusted Contribution	$150,537	$158,626	$143,035	$129,628	$82,182

Reconciliation from GAAP Net Loss to Adjusted EBITDA (in thousands):

	Year Ended December 31,
	2024	2023	2022	2021	2020
Net Loss	$(189,304)	$(134,702)	$(465,264)	$(128,565)	$(55,422)
Plus:
Interest expense, net	5,553	2,336	2,556	12,563	3,048
Depreciation and amortization	25,689	26,460	37,544	29,871	7,826
Stock-based compensation expense	40,367	40,980	44,686	50,264	32,396
Acquisition, integration and divestiture (benefits) costs	161	(6,313)	(2,874)	24,372	—
Change in fair value of contingent consideration	210	1,246	(128,174)	1,374	—
Foreign currency (gain) loss	1,269	(3,304)	6,376	1,267	(1,549)
Impairment of goodwill and intangible assets	131,595	70,518	453,288	—	—
Gain on debt extinguishment	(13,017)	—	—	—	—
Loss on divestiture	—	6,550	—	—	—
Restructuring and reduction of force	—	—	8,139	713	1,323
Income tax benefit	—	—	(1,446)	(7,864)	—
Deferred implementation costs	—	—	—	3,785	4,598
Adjusted EBITDA	$2,523	$3,771	$(45,169)	$(12,220)	$(7,780)

APPENDIX B
Cardlytics, Inc.
2025 Equity Incentive Plan
Adopted by the Board of Directors: February 12, 2025
Approved by the Stockholders: ________, 2025
1.General.
(a)Successor to and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the Company’s 2018 Equity Incentive Plan (the “Prior Plan”). From and after 12:01 a.m. Eastern time on the Effective Date, no additional awards will be granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Eastern Time on the Effective Date will be granted under this Plan. All awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.
(i) Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Eastern Time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the Prior Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.
(ii) In addition, from and after 12:01 a.m. Eastern time on the Effective Date, any shares subject, at such time, to outstanding stock awards granted under the Prior Plan or the Company’s 2008 Stock Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, up to the maximum number set forth in Section 3(a) below.
(a)Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.
(b)Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.
(c)Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.
2.Administration.
(a)Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.
(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)To settle all controversies regarding the Plan and Awards granted under it.
(iv)To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).
(v)To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.
(vi)To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.
(vii)To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.
(viii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.
(ix)Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(c)Delegation to Committee.
(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be construed as being to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3.

(d)Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.
(e)No Repricing Without Stockholder Approval. Neither the Board nor any Committee shall have the authority to: (1) reduce the exercise price (or strike price) of any outstanding Option or SAR; (2) cancel any outstanding Option or SAR and grant in substitution therefor (A) a new Option, SAR, Restricted Stock Award, RSU Award or other award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board or any Committee); or (3) take any other action that is treated as a repricing under generally accepted accounting principles, unless the stockholders of the Company have approved such an action within the prior twelve (12) months.
(f)Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.Shares Subject to the Plan.
(a)Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 15,722,908 shares (the “Share Reserve”), which number is the sum of (i) 10,000,000 new shares, plus (ii) the number of shares subject to the Prior Plan’s Available Reserve, plus (iii) the number of shares that are Returning Shares, as such shares become available from time to time.
For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(a)Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.
(b)Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 15,722.908 shares of Common Stock.
(c)Limitation on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise during any one calendar year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed $750,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes), or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, $1,500,000.
(d)Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.Eligibility.
(a)Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b)Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
5.Provisions Relating to Options and Stock Appreciation Rights.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.
(b)Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i)by cash, check, bank draft or money order payable to the Company;
(ii)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d)Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e)Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:
(i)Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii)Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date that is 90 days following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.
(h)Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j)Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.
(k)Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.
6.Provisions of Stock Awards other than Options and SARs.
(a)Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock

Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past or future services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v)Dividends Subject to Vesting Conditions. Any Restricted Stock Award Agreement shall provide that any dividends with respect to Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b)Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i)Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)Dividend Equivalents Subject to Vesting Conditions. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. Any dividend equivalents shall be subject to all of the same terms and conditions (including vesting and forfeiture provisions) of the underlying Restricted Stock Units to which they relate.
(vi)Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)Performance Awards.
(i)Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board (or Committee, as the case may be) may determine that cash may be used in payment of Performance Stock Awards.
(ii)Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board (or Committee, as the case may be) may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board (or Committee, as the case may be) may specify, to be paid in whole or in part in cash or other property.
(iii)Board Discretion. The Board (or Committee, as the case may be) retains the discretion to adjust the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(a)Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7.Covenants of the Company.
(a)Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b)Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act or other securities or applicable laws, the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable law.
(c)No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the tax treatment or time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.Miscellaneous.
(a)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(b)Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c)Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be.
(e)Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f)Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i)Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(l)Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
9.Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c) and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)Dissolution. Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.
(c)Transaction. The following provisions shall apply to Stock Awards in the event of a Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:
(i)arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);
(ii)arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction;
(iv)arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v)cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and
(vi)make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or other contingencies.
The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.
(d)    Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.
10.Plan Term; Earlier Termination or Suspension of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the “Adoption Date”), or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
11.    Effective Date.
The Plan will be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”).
12.    Choice of Law.
The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.    Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)    “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b)    “Award” means a Stock Award or a Performance Cash Award.
(c)    “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d)    “Board” means the Board of Directors of the Company.
(e)    “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(f)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(g)    “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(h)    “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities,, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition;
(iv)    the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or
(v)    individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.
(i)    “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(j)    “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(k)    “Common Stock” means the common stock of the Company, having one vote per share.
(l)    “Company” means Cardlytics, Inc., a Delaware corporation.
(m)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(n)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(o)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii)a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(p)     “Director” means a member of the Board.
(q)    “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r)    “Dissolution” means when the Company, after having executed a certificate of dissolution with the State of Delaware (or other applicable state), has completely wound up its affairs. Conversion of the Company into a Limited Liability Company (or any other pass-through entity) will not be considered a “Dissolution” for purposes of the Plan.
(s)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(t)    “Entity” means a corporation, partnership, limited liability company or other entity.
(u)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, or (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.
(w)    “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)    Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)    In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(x)    “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(y)    “Non-Employee Director” means a Director who is not an Employee.
(z)    “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(aa)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(bb)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(cc)    “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(dd)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ee)    “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(ff)    “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(gg)    “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(hh)    “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(ii)    “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(jj)    “Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) stockholders’ equity; (xxx) capital expenditures; (xxxi) debt levels; (xxxii) operating profit or net operating profit; (xxxiii) workforce diversity; (xxxiv) growth of net income or operating income; (xxxv) billings; (xxxvi) bookings; (xxxvii) employee retention; (xxxviii) user satisfaction; (xxxix) the number of users, including unique users; (xl) budget management; (xli) partner satisfaction; (xlii) entry into or completion of strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); and (xliii) other measures of performance selected by the Board or Committee.
(kk)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board or Committee (as applicable) retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(ll)    “Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee.
(mm)    “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(nn)    “Plan” means this Cardlytics, Inc. 2018 Equity Incentive Plan.
(oo)    “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(pp)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(qq)    “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(rr)    “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(ss)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(tt)    “Securities Act” means the Securities Act of 1933, as amended.
(uu)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(vv)    “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(ww)    “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.
(xx)    “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(yy)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(zz)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(aaa)    “Transaction” means a Corporate Transaction or a Change in Control.

PROXY CARD

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V61482-P23002 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CARDLYTICS, INC.

The Board of Directors recommends you vote FOR ALL of the nominees listed below:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Scott Hill
02) Alex Mishurov
03) Jon Francis

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com.

V61483-P23002

CARDLYTICS, INC.
Annual Meeting of Stockholders
May 20, 2025 2:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Nick Lynton as proxy and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CARDLYTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, EDT on May 20, 2025, at 675 Ponce de Leon Ave. NE, Suite 4100, Atlanta, GA 30308, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side